UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

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Accelerate Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

April 23, 2014

To the Shareholders of Accelerate Diagnostics, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), which will be held at 8:00 a.m., local time, on Thursday, May 29, 2014, at the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714 for the following purposes:

1.	to elect the following six persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink;
2.	to approve an amendment to the Company’s 2012 Omnibus Equity Incentive Plan increasing the number of shares of the Company’s common stock reserved and available for grant thereunder by 4,000,000 shares;
3.	to ratify the selection of Ernst & Young LLP as the independent public accountants of the Company for the year ending December 31, 2014; and
4.	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

The accompanying Notice and Proxy Statement describe these matters in more detail. Also enclosed with the Notice and Proxy Statement is our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended (including the audited financial statements contained therein). We urge you to read this information carefully. In addition to the business to be transacted as described above, management will speak on our recent developments and respond to comments and questions of general interest to shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the meeting in person. Accordingly, the Company’s Board of Directors is soliciting your proxy. You may vote on the Internet, by telephone or by completing and mailing the enclosed proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the meeting. Voting on the Internet or by telephone may not be available to all shareholders. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

On behalf of the Board of Directors, I would like to express our appreciation for your support of the Company.

  Sincerely,

/s/ Lawrence Mehren

Lawrence Mehren

President and Chief Executive Officer

ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Thursday, May 29, 2014

To the Shareholders of Accelerate Diagnostics, Inc.:

Notice is hereby given that the 2014 Annual Meeting (the “Annual Meeting”) of the shareholders (the “Shareholders”) of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), will be held at 8:00 a.m., local time, on Thursday, May 29, 2014, at the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714, and any continuations, postponements or adjournments thereof, for the following purposes:

1.	to elect the following six persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink;
2.	to approve an amendment to the Company’s 2012 Omnibus Equity Incentive Plan increasing the number of shares of the Company’s common stock reserved and available for grant thereunder by 4,000,000 shares;
3.	to ratify the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2014; and
4.	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to be considered at the Annual Meeting.

The Company’s Board of Directors has fixed the close of business on April 1, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof. There were 41,904,521 shares of the Company’s common stock issued and outstanding as of the record date, each of which entitles the holder thereof to one vote at the Annual Meeting. Your proxy is being solicited by the Board of Directors.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on THURSDAY, MAY 29, 2014:

The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2013 are available at https://materials.proxyvote.com/00430H.

By Order of the Board of Directors,

/s/ Lawrence Mehren

Lawrence Mehren

President and Chief Executive Officer

Tucson, Arizona

April 23, 2014

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU ALSO MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.

EVEN IF YOU HAVE PROVIDED US WITH YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

PROXY STATEMENT

Dated April 23, 2014

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 29, 2014

GENERAL

This Proxy Statement is being furnished to the shareholders of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), as of April 1, 2014 (the “Shareholders”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from the Shareholders for use at the Annual Meeting of Shareholders for the fiscal year ended December 31, 2013, to be held at 8:00 a.m., local time, on Thursday, May 29, 2014, at the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714, and any continuations, postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying Notice and proxy card are first being mailed to Shareholders on or about April 23, 2014.

INFORMATION ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held at 8:00 a.m., local time, on Thursday, May 29, 2014, at the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714.

What is being considered at the Annual Meeting?

At the Annual Meeting, our Shareholders will be acting on the following proposals:

1.	to elect the following six persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink;
2.	to approve an amendment to the Company’s 2012 Omnibus Equity Incentive Plan increasing the number of shares of the Company’s common stock reserved and available for grant thereunder by 4,000,000 shares;
3.	to ratify the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2014; and
4.	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the Annual Meeting?

You may vote at the Annual Meeting if you owned shares of the Company’s common stock (“Common Stock”) as of the close of business on the record date for the Annual Meeting, which was April 1, 2014. You are entitled to one vote for each share of Common Stock that you held as of the record date.

How many shares are eligible to be voted at the Annual Meeting?

There were 41,904,521 shares of Common Stock issued and outstanding as of the record date (close of business on April 1, 2014), each of which entitles the holder thereof to one vote at the Annual Meeting.

How do I vote?

You can vote in the following ways:

•	by attending the Annual Meeting and voting in person;
•	over the Internet or by telephone using the instructions on the enclosed proxy card;
•	by completing, signing, dating and returning the enclosed proxy card (applicable only to shareholders of record); or
•	by following the instructions on the voting instruction form (applicable only to beneficial holders of shares of Common Stock held in “street name”).

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted in accordance with the Board’s recommendations, which are as follows:

•	FOR election of the six director nominees;
•	FOR approval of the proposed amendment to the Company’s 2012 Omnibus Equity Incentive Plan; and
•	FOR ratification of the selection of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2014.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the Annual Meeting and vote in person.

Your shares may be voted under certain circumstances if they are held in “street name.” Brokerage firms generally have the authority to vote customers’ un-voted shares on certain “routine” matters. With the sole exception of the ratification of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2014, no matters submitted for shareholder approval herein are “routine” matters. When a brokerage firm votes its customers’ un-voted shares, these shares are counted for purposes of establishing a quorum.  At our Annual Meeting these shares will be counted as voted by the brokerage firm with respect to ratifying the selection of Ernst & Young LLP as Company’s independent public accountants for the fiscal year ending December 31, 2014.

How do I vote if I hold shares registered in the name of a broker or bank?

If, on the record date (April 1, 2014), your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the Annual Meeting. If you want to attend and vote at the Annual Meeting, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement showing ownership as of April 1, 2014, a copy of the voting instruction card provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the Annual Meeting, we urge you to provide voting instructions to your broker or other agent in advance of the Annual Meeting to ensure your vote is counted. Your broker or other agent will furnish you with additional information regarding the submission of such voting instructions.

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Can I change my mind after I return my proxy?

Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to the corporate secretary, by submitting another proxy with a later date, or by attending the Annual Meeting and voting in person. If you hold your shares in “street name,” you should consult with your bank, broker or other nominee regarding the procedures for changing your voting instructions.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by mail or the other methods described in these materials. In order for us to conduct business at the Annual Meeting, one-third (33-1/3%) of our outstanding shares of Common Stock as of the record date must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. In order to ensure that there is a quorum, it may be necessary for certain directors, officers, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.

If a quorum is not present, then either the Chairman of the Annual Meeting or the Shareholders may adjourn the meeting until a later time. Abstentions and “broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received voting instructions from the beneficial owner.

What vote is required to approve each item of business to be considered at the Annual Meeting?

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The six persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders may not cumulate votes in the election of directors.

Pursuant to rules approved by the Securities and Exchange Commission (the “SEC”) brokers are not entitled to use their discretion to vote uninstructed proxies in, among other things, uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of the Board, it is imperative that you provide your broker with voting instructions. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

Amendment of 2012 Omnibus Equity Incentive Plan. The proposed amendment to the Company’s 2012 Omnibus Equity Incentive Plan increasing the number of shares of our common stock reserved and available for grant thereunder by 4,000,000 shares will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast or affect the outcome of the proposal (assuming a quorum is present).

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Ratification of Independent Public Accountants. The ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent public accountants for the fiscal year ending December 31, 2014 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent public accountants.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holder(s) to vote on those matters at their discretion.

Can I dissent or exercise rights of appraisal?

Under Delaware law, Shareholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to Shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors, Director Nominees and Executive Officers

The following table sets forth certain information with respect to the current directors, director nominees and executive officers of our Company:

Name	Age	Position
Lawrence Mehren	47	President, Chief Executive Officer and Director
Mark C. Miller	58	Director
John Patience	65	Chairman of the Board of Directors
Jack Schuler	73	Director
Matthew W. Strobeck, Ph.D.	41	Director
Frank J.M. ten Brink	57	Director
Pete Bantock	48	Chief Commercial Officer
Steve Reichling	35	Chief Financial Officer

Lawrence Mehren has served as the Chief Executive Officer and a Director of the Company since June 26, 2012. Mr. Mehren served as Senior Vice President and Chief Financial Officer of Ventana Medical Systems from 2007 until 2008 and as Head of Global Business from 2008 until 2011. Previously, he was Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice. Prior to his tenure at P&M, Mr. Mehren worked in management positions with Gale Group, a division of The Thomson Corporation, as well as Merrill Lynch. Mr. Mehren holds a B.A. in Political Science from the University of Arizona and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

Mark C. Miller has served as a Director of the Company since November 5, 2013.  He currently serves as Executive Chairman and director of Stericycle (NASDAQ: SRCL), where he was Chief Executive Officer from 1992 to 2012 and Chairman of the Board of Directors from 2008 to 2012. Prior to joining Stericycle, Mr. Miller served as vice president for the Pacific, Asia and Africa in the international division of Abbott Laboratories, a diversified health care company, which he joined in 1976 and where he held a number of management and marketing positions. Mr. Miller formerly served as a director of Ventana Medical Systems, Inc., a developer and supplier of automated diagnostic systems. He received a B.S. degree in computer science from Purdue University, where he graduated Phi Beta Kappa. Mr. Miller was selected by Morningstar, Inc. as its “2009 CEO of the Year.”

John Patience has served as a Director of the Company since June 26, 2012. Mr. Patience is also a founding partner of Crabtree Partners, a private equity investment firm. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989. Mr. Patience was previously a partner of a venture capital investment firm that provided both Ventana and Stericycle with early stage funding. Mr. Patience was also previously a partner in the consulting firm of McKinsey & Co., Inc., specializing in health care. Mr. Patience holds a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia, and an M.B.A. from the University of Pennsylvania’s Wharton School of Business.

Jack Schuler has served as a Director of the Company since June 26, 2012. Mr. Schuler is a founding partner of Crabtree Partners, a private equity investment firm. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle. Prior to joining Stericycle, Inc., Mr. Schuler held various executive positions at Abbott Laboratories from December 1972 through August 1989, most recently serving as President and Chief Operating Officer. He is currently a director of Quidel Corporation (NASDAQ: QDEL) and Medtronic, Inc. (NYSE: MDT). Mr. Schuler holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

Matthew W. Strobeck, Ph.D . has served as a Director of the Company since July 7, 2012. Dr. Strobeck currently serves as a director of Metabolix, Inc. (NASDAQ: MBLX), an innovation-driven bioscience company focused on delivering sustainable solutions to the plastics, chemicals and energy industries.  He was a Partner and Member of the Management Committee and Advisory Board of Westfield Capital Management from 2008 until 2011, having served as a member of the investment team, specializing in healthcare and life sciences, from May 2003 to June 2008. Dr. Strobeck was a fellow in the Department of Biology at MIT from December 2001 to June 2002.  Dr. Strobeck received his B.S. from St. Lawrence University, a Ph.D. from the University of Cincinnati, a S.M. from Harvard University/MIT Health Sciences Technology Program, and a S.M. from the MIT Sloan School of Management.

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Frank J.M. ten Brink has served as a Director of the Company since March 6, 2013. Mr. ten Brink has served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Stericycle, Inc. (NASDAQ: SRCL) since June 1997. He has over 16 years of finance experience in high growth environments, mergers and acquisitions. Prior to joining Stericycle, he was Senior Vice President and Chief Financial Officer with Telular Corporation. Between 1991 and 1995, he was Vice President and Chief Financial Officer of Hexacomb Corporation. Mr. ten Brink studied International Business at the Netherlands School of Business and received an M.B.A. degree in Finance from the University of Oregon.

Pete Bantock has served as the Company’s Chief Commercial Officer since July 1, 2013. Prior to joining the Company, Mr. Bantock was Senior Vice President and General Manager of Ventana Medical Systems’ North American Commercial Operations. Previously, he was the General Manager of Spring Bioscience, a division of Ventana. Prior to his role for Spring Bioscience, Mr. Bantock held various sales and marketing positions at Ventana Medical Systems, including Director of Marketing and Head of Corporate Accounts. Mr. Bantock began his healthcare career at Abbott Labs, where he was manager of South African commercial operations for the Diagnostics Division, among other roles. Mr. Bantock received a B.A. degree and a Higher Diploma of Education from Rhodes University in Grahamstown, South Africa.

Steve Reichling has served as the Company’s Chief Financial Officer since September 10, 2012. Prior to joining the Company, Mr. Reichling served as general manager of Spring Bioscience Corp., a R&D and research products subsidiary of Roche Tissue Diagnostics. From January 2003 to December 2009, Mr. Reichling held various finance, accounting and operations leadership roles at Roche Tissue Diagnostics and Ventana Medical Systems, Inc., including director of finance and operations, manager of business development finance, and head of Internal Audit and Sarbanes Oxley Compliance. From October 2002 to January 2003, Mr. Reichling was an auditor at Ernst & Young LLP. Mr. Reichling received his B.A. in accounting and entrepreneurship from the University of Arizona and is a Certified Public Accountant.

There are no agreements or understandings for any of our executive officers or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected until their successors are duly elected and qualified.

Director Independence

The Board has affirmatively determined that Messrs. Miller, Patience, Schuler, Strobeck and ten Brink (constituting a majority of the full Board) are “independent directors” under NASDAQ Listing Rule 5605(a)(2) and the related rules of the SEC. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

Family Relationships

There are no family relationships among any of our directors and executive officers.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently, Lawrence Mehren serves as the Company’s Chief Executive Officer and John Patience serves as the Chairman of the Board. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management; the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders; and the Company’s overall corporate governance. The Board also believes that the current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chairman.

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Board Oversight of Risk Management

The full Board has responsibility for general oversight of risks facing the Company.  The Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks. Finally, management periodically reports to the Board or relevant committee, which provides guidance on risk assessment and mitigation.

 Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Directors, executive officers and greater than 10% shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5s were required, the Company believes that all Section 16(a) filing requirements were timely met during the fiscal year ended December 31, 2013.

Code of Ethics

The Company has adopted a code of ethics for its principal executive officer and senior financial officers and a code of ethics and standards of conduct that is applicable to all directors, officers and employees. Shareholders may request a free copy of these documents from: ACCELERATE DIAGNOSTICS, INC., 3950 South Country Club, Suite 470, Tucson, Arizona 85714, Attn: Corporate Secretary.

Board Committees and Meeting Attendance

The Board maintains a standing Audit Committee comprised of Mr. ten Brink (Chairman), Mr. Schuler and Dr. Strobeck.  Each member of the Audit Committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC and has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. ten Brink is an “audit committee financial expert” as defined under SEC rules and regulations, and qualifies as a financially sophisticated audit committee member as required under Rule 5605(c)(2)(A) of the NASDAQ Listing Rules. The Audit Committee has a written charter, which was adopted on November 3, 2005 (when the Company’s name was “Accelr8 Technology Corporation” and the Company’s common stock was listed for trading on the AMEX Stock Market), a copy of which was attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on November 5, 2013. The Audit Committee met four times during the fiscal year ended December 31, 2013.

The Audit Committee is responsible primarily for overseeing the qualifications, independence and performance of our independent public accountants; the services performed by our independent public accountants; evaluating the Company’s accounting policies and system of internal controls; and reviewing significant financial transactions. In carrying out this purpose, the Audit Committee maintains and facilitates free and open communication between the Board, the independent public accountants, and our management.

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Currently, the Board does not maintain a standing Compensation Committee, but the Board intends to form a Compensation Committee comprised of independent directors and comply with the other applicable rules set forth in NASDAQ Listing Rule 5605(d) within the compliance time frames set forth therein. Until such time as a Compensation Committee is constituted, the independent directors are carrying out the functions typically performed by a Compensation Committee, including reviewing the compensation arrangements for the Company’s executive officers, including the CEO; administering the Company’s equity compensation plans; and reviewing the compensation of the Board.

During the fiscal year ended December 31, 2013, the Board held four meetings and took action by written consent on three occasions. Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

The Company does not have a written policy requiring directors to attend the Annual Meeting, but attendance is encouraged. In 2013, one of the directors attended our Annual Meeting of Shareholders. We presently anticipate that one director will attend the Annual Meeting this year.

Director Nominations

The independent members of the Board have nominated Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink, each of whom is a current member of the Board, for re-election at the Annual Meeting.

The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Board does not currently have a separate Nominating Committee because the Board does not yet believe such a committee is necessary. However, as the Company continues to grow, the Board may consider establishing a separate Nominating Committee. Currently, the independent members of the Board are responsible for identifying and appointing appropriate persons to add to the Board when necessary. In selecting Board candidates, it is the independent directors’ goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

Qualifications of Director Nominees

The Board believes that each of the persons nominated for election at the Annual Meeting have the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively. With regard to the nominees (each of whom is currently a member of our Board), the following factors were among those considered in determining that each nominee would make valuable contributions to the Board:

•	Lawrence Mehren: In addition to his experience as the Company’s President and Chief Executive Officer and a member of our Board of Directors, Mr. Mehren has significant prior experience in the medical diagnostics industry. Mr. Mehren served as Senior Vice President and Chief Financial Officer of Ventana Medical Systems and was Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice.
•	Mark C. Miller: Mr. Miller has significant experience serving as a director and executive officer for other public companies, including Stericycle, Inc. (NASDAQ: SRCL), where he has served as Executive Chairman since January 2013 and as a director since May 1992.
•	John Patience: In addition to his experience as Chairman of our Board of Directors, Mr. Patience also has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989.

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•	Jack Schuler: In addition to his experience as a member of our Board of Directors and a member of our Audit Committee, Mr. Schuler has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle.
•	Frank J.M. ten Brink: In addition to his experience as a member of our Board of Directors and Chairman of our Audit Committee, Mr. ten Brink has significant experience as a financial executive of a public companies including most recently his role as Chief Financial Officer of Stericycle, Inc. (NASDAQ: SRCL) since 1997.
•	Matthew W. Strobeck, Ph.D.: In addition to his experience as a member of our Board of Directors and a member of our Audit Committee, Dr. Strobeck also has experience in serving as a director for other public companies in the medical diagnostics industry. Dr. Strobeck currently serves as a director of Metabolix, Inc. (NASDAQ: MBLX), an innovation-driven bioscience company focused on delivering sustainable solutions to the plastics, chemicals and energy industries.

Board Communications with Shareholders

To date, the Board of Directors has not adopted a formal procedure by which shareholders may recommend nominees to the Board. However, any shareholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the shareholders at which directors are to be elected must submit a notification of the shareholder’s intention to make a nomination (“Notification”) to the Company by the date mentioned in the most recent proxy statement under the heading “Shareholder Proposals” and in that notification must provide the following additional information to the Company:

(i)	name, address, telephone number and other methods by which the Company can contact the shareholder submitting the Notification and the total number of shares beneficially owned by the shareholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);
(ii)	if the shareholder owns shares of the Company’s voting stock other than on the records of the Company, the shareholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);
(iii)	information from the shareholder regarding any intentions that he or she may have to attempt to make a change of control or to influence the direction of the Company, and other information regarding the shareholder any other persons associated with the shareholder that would be required under Items 4 and 5 of SEC Schedule 14A were the shareholder or other persons associated with the shareholder making a solicitation subject to SEC Rule 14a-12(c);
(iv)	name, address, telephone number and other contact information of the proposed nominee; and
(v)	all information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, shall be in a form reasonably acceptable to the Company.
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AUDIT COMMITTEE REPORT

The Audit Committee (Committee) of the board of directors of is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Committee operates pursuant to a charter that is available on the Investor Relations section of our website at http://ir.axdx.com.

The Committee oversees financial reporting process and internal control structure of the Company on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of The Company's internal control over financial reporting. The Company's independent auditors are responsible for expressing an opinion as to the conformity of the Company's consolidated financial statements with generally accepted accounting principles and as to the effectiveness of the Company's internal control over financial reporting.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2013. The Committee has also discussed with the independent auditors matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (PCAOB).

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee unanimously recommended to the board of directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

This report has been furnished by the members of the Audit Committee.

THE Audit Committee

Frank J.M. ten Brink, Chairman

Jack Schuler

Matthew W. Strobeck, Ph.D.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. The transition period from August 1, 2012 to December 31, 2012 is indicated below by “2012T” and the fiscal year that ended on July 31, 2012 is indicated below by “2012”, and the fiscal year ended December 31, 2013 is indicated below by “2013”.

			Option		All Other
		Salary	Awards		Compensation		Total
Name and Principal Position	Year	($)	($)		($)		($)
Lawrence Mehren, President and Chief Executive	2013	300,000	--		5,298	(3)	305,298
Officer	2012T	124,392	--		--		124,392
	2012	28,767	1,123,279	(1)	--		1,152,046

Steve Reichling, Chief Financial Officer	2013	170,000	--		3,002	(3)	173,002
	2012T	52,164	365,236	(1)	--		417,400

Pete Bantock, Chief Commercial Officer	2013	115,096	1,254,481	(2)	--		1,369,577

(1)	The amounts reflect the aggregate grant date fair value of awards during each year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to the financial statements set forth in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 7, 2014 (the “Form 10-K”).
(2)	The amounts reflect the aggregate grant date fair value of awards during each year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to the financial statements set forth in the Form 10-K.
(3)	The amount reflects a one-time pay-out of accrued vacation upon the dissolution of the Company’s vacation policy.

Mehren Offer Letter

Mr. Mehren was appointed as the Company’s President, Chief Executive Officer and Chief Financial Officer on June 26, 2012. In his capacity as Chief Executive Officer of the Company, Mr. Mehren is paid a base salary of $300,000 per year. On April 20, 2012, Mr. Mehren, in his role as a consultant to the Company, was granted an option to purchase 2,200,000 shares of the Company’s common stock at an exercise price equal to $1.04 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s 2004 Omnibus Stock Option Plan, as amended, and will vest according to the following schedule: 580,000 shares vested immediately upon the date of grant, 825,000 shares will vest as follows: 40% (330,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (495,000 shares) will vest in 36 equal monthly installments (13,750 shares per month) over the subsequent 36 months, 795,000 shares will vest as follows (provided that both criteria must be satisfied):

•	40% (318,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (477,000 shares) will vest in 36 equal monthly installments (13,250 shares per month) over the subsequent 36 months.
•	50% (397,500 shares) will vest when at least 50% of the warrants initially issued to Abeja Ventures, LLC (“Abeja”) have been exercised by the holder(s) thereof, and the remaining 50% (397,500 shares) will vest when at least 90% of such warrants have been exercised by the holder(s) thereof.

Notwithstanding the foregoing, if Mr. Mehren’s employment is terminated for any reason other than for cause (as defined in the option award agreement), he will be entitled to exercise the then-vested portion of the option for a period of 90 days following his termination of employment (after which time any unexercised options will expire). If Mr. Mehren’s employment is terminated for cause, the Company, in its sole discretion, may provide for the immediate cancellation of the option (or any portion thereof). Any unvested portion of the option will accelerate and become immediately vested and exercisable in the event of a change of control with respect to the Company.

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Reichling Offer Letter

Mr. Reichling was appointed as the Company’s Chief Financial Officer (replacing Mr. Mehren in that role) on July 22, 2012. In his capacity as Chief Financial Officer, Mr. Reichling is paid a base salary of $170,000 per year. Mr. Reichling was also granted an option to purchase 200,000 shares of the Company’s common stock at an exercise price equal to $2.98 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s 2004 Omnibus Stock Option Plan, as amended, and will vest as follows: 40% will vest on the second anniversary of the date of grant, and the remaining 60% will vest in 36 equal monthly installments over the subsequent 36 months. Mr. Reichling was also provided with a $70,000 budget to be used towards relocation and temporary living arrangements, with the understanding that he was required to relocate to the Tucson, Arizona area by the completion date of the Company’s relocation of its corporate headquarters.

Bantock Offer Letter

Mr. Bantock was appointed as the Company’s Chief Commercial Officer on July 1, 2013. In his capacity as Chief Commercial Officer, Mr. Bantock is paid a base salary of $237,500 per year. Mr. Bantock was also granted an option to purchase 200,000 shares of the Company’s common stock at an exercise price equal to $9.83 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s 2012 Omnibus Equity Incentive Plan and will vest as follows: 40% will vest on the second anniversary of the date of grant, and the remaining 60% will vest in 36 equal monthly installments over the subsequent 36 months.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding option awards held by Messrs. Mehren, Bantock and Reichling at December 31, 2013:

	Option Awards
	Number of securities underlying unexercised options (#)			Option	Option
Name	Exercisable	Unexercisable		Exercise Price	Expiration Date
Lawrence Mehren	580,000	1,620,000	(1)	$1.04	April 20, 2022
Pete Bantock	--	200,000	(2)	$9.83	September 4, 2023
Steve Reichling	--	200,000	(3)	$2.98	September 10, 2022

(1)	580,000 shares vested immediately upon the date of grant (April 20, 2012); 825,000 shares will vest as follows: 40% (330,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (495,000 shares) will vest in 36 equal monthly installments (13,750 shares per month) over the subsequent 36 months; and 795,000 shares will vest as follows (provided that both criteria must be satisfied): (i) 40% (318,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (477,000 shares) will vest in 36 equal monthly installments (13,250 shares per month) over the subsequent 36 months, and (ii) 50% (397,500 shares) will vest when at least 50% of the warrants initially issued to Abeja have been exercised by the holder(s) thereof, and the remaining 50% (397,500 shares) will vest when at least 90% of such warrants have been exercised by the holder(s) thereof.
(2)	40% vests on September 4, 2015; the balance vests monthly in 36 equal installments beginning on October 4, 2015 and ending on September 4, 2018.
(3)	40% vests on September 10, 2014, the balance vests monthly in 36 equal installments beginning on October 10, 2014 and ending on September 10, 2017.

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Option Exercises

During the fiscal year ended December 31, 2013, none of our named executive officers exercised any stock options.

Compensation of Directors

Directors who are also employees of the Company (including Mr. Mehren) do not receive any separate compensation in connection with their Board service, and we do not pay cash fees to any of our directors. Our non-employee directors generally receive an initial stock option award upon joining the Board, which is calculated using a pre-determined formula and vests 20% per year over a five-year period, beginning on the first anniversary of the date of the director’s election to the Board. Non-employee directors also receive annual stock option awards, which are calculated using a pre-determined formula and vest in 12 equal monthly installments, beginning one month after the date of grant. We reimburse directors for reasonable expenses related to their Board service.

The following table sets forth the compensation of our directors for serving as our directors for the fiscal year ended December 31, 2013:

Name	Option Awards ($) (1)		Total ($)
Jack Schuler	212,542	(2)	212,542
John Patience	212,542	(2)	212,542
Matthew W. Strobeck, Ph.D.	212,542	(2)	212,542
Frank J.M. ten Brink	765,077	(3)	765,077
Mark C. Miller	812,810	(4)	812,810

(1)	Amounts reflect the aggregate grant date fair value of the awards calculated in accordance with FASB ASC Topic 718.
(2)	Includes annual award of option to purchase 44,670 shares of common stock at an exercise price of $6.48 per share, which vests in 12 equal monthly installments with the first installment vesting on May 3, 2013.
(3)	Includes (i) initial award of option to purchase 134,011 shares of common stock at an exercise price of $6.48 per share, which vests 20% per year over a five-year period with the first installment vesting on March 5, 2014 and (ii) annual award of option to purchase 44,670 shares of common stock at an exercise price of $6.48 per share, which vests in 12 equal monthly installments with the first installment vesting on May 3, 2013.
(4)	Includes (i) initial award of option to purchase 69,671 shares of common stock at an exercise price of $13.30 per share, which vests 20% per year over a five-year period with the first installment vesting on November 5, 2014 and (ii) annual award of option to purchase 23,224 shares of common stock at an exercise price of $13.30 per share, which vests in 12 equal monthly installments with the first installment vesting on December 5, 2013.

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Equity Compensation Plan Information

The table set forth below presents the securities authorized for issuance with respect to compensation plans under which equity securities are authorized for issuance as of December 31, 2013:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved	5,160,086	$3.45	504,414
by security holders (1)

Equity compensation plans not	--	--	--
approved by security holders
Total	5,160,086	$3.45	504,414

(1)	Comprised of the Company’s 2012 Omnibus Equity Incentive Plan, as amended.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of March 21, 2014 of (i) each named executive officer and each director of the Company (ii) all named executive officers and directors as a group and (iii) each person known to the Company to be the beneficial owner of more than 5% of our common stock. We deem shares of our common stock that may be acquired by an individual or group within 60 days of March 21, 2014, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 41,904,521 shares of common stock outstanding on March 21, 2014.

The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock. Unless otherwise indicated, the business address of each person listed is c/o Accelerate Diagnostics, Inc., 3950 South Country Club, Suite 470, Tucson, Arizona 85714.

Name of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percentage of Class
Named Executive Officers and Directors:
Lawrence Mehren (1)	3,357,389	7.7%
Mark C. Miller (2)	11,612	*
John Patience (3)	6,183,143	14.7%
Jack Schuler (4)	9,234,189	22.0%
Matthew W. Strobeck, Ph.D. (5)	2,078,326	5.0%
Frank J.M. ten Brink (6)	71,473	*
Steve Reichling (7)	100	*
Pete Bantock (8)	--	--

All named executive officers and directors as a group (8 persons)	20,936,232	47.7%

Other 5% shareholders:
Larry N. Feinberg (9)	4,773,449	11.4%
Oracle Associates, LLC (9)	4,227,235	10.1%
Oracle Partners, L.P. (9)	3,759,681	9.0%

_________________________

*Represents less than 1% of our issued and outstanding Common Stock.

(1)	Mr. Mehren is a director of the Company and is the Company’s President and Chief Executive Officer. Amount includes 1,255,000 shares of common stock issuable to him upon the exercise of stock options that are vested or vest within 60 days of the date hereof. Amount also includes 1,576,792 shares and warrants to purchase an additional 525,597 shares held by MAB, LLC. Mr. Mehren disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(2)	Mr. Miller was appointed as a director of the Company on November 5, 2013. Amount includes 11,612 shares of common stock issuable to him upon the exercise of stock options that are vested or vest within 60 days of the date hereof.
(3)	Mr. Patience is the Chairman of the Board. Amount includes 4,067,311 shares held by the John Patience Trust dated 7/23/1993 and 2,071,162 shares held by Patience Enterprises LP. Mr. Patience disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Amount also includes options to purchase 44,670 shares of common stock that are vested or will vest within 60 days.
(4)	Mr. Schuler is a director of the Company. Amount includes 647,939 shares held by Schuler Grandchildren LLC (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as manager of the entity); 647,939 shares held by Schuler GC 2010 Continuation Trust (Mr. Schuler has shared voting and dispositive power with respect to such shares in his capacity as the grantor of the trust); and 7,893,641 shares held by the Jack W. Schuler Living Trust (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as trustee of the trust). Mr. Schuler disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Amount also includes options to purchase 44,670 shares of common stock that are vested or will vest within 60 days.

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(5)	Dr. Strobeck is a director of the Company. Amount includes options to purchase 44,670 shares of common stock that are vested or will vest within 60 days.
(6)	Mr. ten Brink is a director of the Company. Reflects options to purchase 71,473 shares of common stock that are vested or will vest within 60 days.
(7)	Mr. Reichling is the Company’s Chief Financial Officer. Mr. Reichling holds options to purchase 200,000 shares of common stock, but none are vested or scheduled to vest within 60 days.
(8)	Mr. Bantock is the Company’s Chief Commercial Officer. Mr. Bantock holds options to purchase 200,000 shares of common stock, but none are vested or scheduled to vest within 60 days.
(9)	Based on a Schedule 13G/A (Amendment No. 1) filed on February 7, 2014. Aggregate amount for Mr. Feinberg includes 20,000 shares held by him directly, 455,213 shares held by Oracle Ten Fund Master, L.P. (“Ten Fund”), 60,001 shares held by Oracle Investment Management, Inc. Employees’ Retirement Plan (the “Retirement Plan”), 11,000 shares held by The Feinberg Family Foundation (the “Foundation”), 3,759,681 shares held by Oracle Partners, L.P. (“Partners”), and 467,554 shares held by Oracle Institutional Partners, L.P. (“Institutional Partners”). Mr. Feinberg serves as the managing member of Oracle Associates, LLC, the general partner of Partners and Institutional Partners, and accordingly, may be deemed to be the indirect beneficial owner of the shares beneficially owned by Partners and Institutional Partners. Mr. Feinberg is the sole shareholder, director and president of Oracle Investment Management, Inc., which serves as investment manager to Ten Fund and the Retirement Plan, and accordingly, may be deemed to be the beneficial owner of the shares beneficially owned by Ten Fund and the Retirement Plan. Mr. Feinberg is the trustee of the Foundation, and accordingly may be deemed to be the beneficial owner of the shares beneficially owned by the Foundation. Mr. Feinberg disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. The address of the principal business office of such reporting persons is 200 Greenwich Avenue, 3rd Floor, Greenwich, Connecticut 06830.

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PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Nominees for Election at the 2014 Annual Meeting of Shareholders

The Board has nominated Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink for election as directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If elected, each of the directors will hold office as a director until our 2015 Annual Meeting of Shareholders.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any nominee becomes unavailable, however, the proxy holders intend to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink.

Vote Required and Board Recommendation

Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The six persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders may not cumulate votes in the election of directors.

The Board recommends that shareholders vote “FOR” the election of each of Messrs. Mehren, Miller, Patience, Schuler, Strobeck and ten Brink as directors of the Company.

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PROPOSAL NO. 2:
AMENDMENT OF 2012 OMNIBUS EQUITY INCENTIVE PLAN

General

The Board adopted the Accelerate Diagnostics, Inc. 2012 Omnibus Equity Incentive Plan on October 31, 2012 (the “2012 Plan”). The 2012 Plan was subsequently approved by the Company’s shareholders at the Company’s 2012 Annual Meeting of Shareholders on December 12, 2012. The 2012 Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, stock grants, stock units, performance units, performance shares and performance cash awards. The 2012 Plan also allows the Committee (as described below) to grant awards that are intended to qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Since its adoption, the 2012 Plan has been amended on one occasion. The First Amendment was approved by the Board on March 21, 2013. The First Amendment, among other things, reflected the Company’s name change to Accelerate Diagnostics, Inc. and the transfer of the listing of our common stock (“Common Stock”) from NYSE MKT LLC to the NASDAQ Capital Market. Subject to shareholder approval, on February 26, 2014 (the “Effective Date”), the Board adopted the Second Amendment to the 2012 Plan (the “Second Amendment”), which is described below. If approved by the Company’s shareholders, the Second Amendment will increase the number of shares of Common Stock reserved and available for grant under the 2012 Plan by 4,000,000 shares.

As of the Effective Date, all of the shares of Common Stock previously reserved and available for grant under the 2012 Plan had been depleted, and the Company had granted stock option awards for 253,723 additional shares of Common Stock which will only become exercisable if and when shareholders approve the Second Amendment. In order to continue to have an appropriate supply of shares available for grant for future equity awards, the Company is asking the shareholders to approve the Second Amendment to increase the total number of shares available for grant under the 2012 Plan to 5,677,500 shares.

Set forth below is a summary of the principal provisions of the 2012 Plan, as amended by the First and Second Amendments. The summary is qualified by reference to the full text of the Second Amendment and the 2012 Plan, as amended by the First Amendment, all of which are attached to this proxy statement as Appendix A.

Summary of Plan Features

Purpose

The Board believes that the 2012 Plan promotes the success and enhances the value of the Company by aligning the interests of participants in the Plan with those of the Company’s shareholders and by providing those individuals with an incentive for outstanding performance to generate significant returns for the Company’s shareholders. The Board also believes that the flexible terms and conditions of the 2012 Plan, which permit the grant of various forms of equity awards with a variety of terms and conditions, allow the Company to attract, retain and motivate individuals upon whose judgment, interest and effort the successful conduct of the Company’s operation is largely dependent.

Administration

The 2012 Plan is administered by the Board or, with respect to individuals subject to the requirements of Section 16 of the Exchange Act of 1934 or “covered employees” as defined in Section 162(m) of the Code, a Committee (the “Committee”) consisting of at least two (2) individuals, each of whom qualifies as: (i) a “non-employee director” as defined in Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act of 1934; and (iii) an “outside director” as defined in Section 162(m) of the Code, in each case, as each such rule or regulation is in effect from time to time. The Committee, by majority action, is authorized to interpret the 2012 Plan, to prescribe, amend, and rescind rules and regulations relating to the 2012 Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary for the administration of the 2012 Plan, to the extent they are not contrary to express provisions of the 2012 Plan. All references in the 2012 Plan to the “Committee” shall be, as applicable, to the Board or the Committee appointed by the Board.

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The Committee has the authority, without limitation, to: (i) designate participants to receive awards; (ii) determine the type or types of awards and the times when awards are to be granted; (iii) determine the number of awards to be granted and the number of shares of Common Stock to which an award will relate; (iv) determine the terms and conditions of any award, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines; provided, however, that except in the context of a change of control (as described below under “Change of Control”), the Committee shall not have the authority to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Compensation Awards; (v) determine whether, to what extent, and in what circumstances an award may be settled in, or the exercise price of an award may be paid in, cash, Common Stock, other awards, or other property, or whether an award may be canceled, forfeited, exchanged or surrendered; (vi) prescribe the form of each award agreement, which need not be identical for each participant; (vii) decide all other matters that must be determined in connection with an award; (viii) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the 2012 Plan; (ix) amend or modify any outstanding award to the extent the terms of such award are within the power and authority of the Committee as provided under the 2012 Plan; (x) interpret the terms of, and determine any matter arising pursuant to, the 2012 Plan or any award agreement; and (xi) make all other decisions or determinations that may be required pursuant to the 2012 Plan or an award agreement as the Committee deems necessary or advisable to administer the 2012 Plan.

Pursuant to the Committee’s specific written delegation, the Company’s CEO has the authority to grant awards to individuals to expedite the hiring process and retain talented employees. The CEO does not have the authority to grant awards to any individual who is or will become upon hiring “covered employees” as defined in Section 162(m) of the Code or who is subject to Section 16 of the Exchange Act of 1934.

Stock Subject to the Plan

If the Second Amendment is approved by the shareholders, the total number of shares of Common Stock reserved and available for grant pursuant to the 2012 Plan shall be 5,677,500 shares. The maximum number of shares of Common Stock that may be issued as incentive stock options under the 2012 Plan is the same numeric limitation set forth in the preceding sentence. Shares delivered pursuant to the 2012 Plan may consist of authorized but unissued Common Stock, treasury stock, or Common Stock purchased on the open market. The amount of Common Stock reserved for grants pursuant to the 2012 Plan is subject to adjustment in the event of certain changes in capital structure as described below under “Adjustment Provisions.”

If any award granted under a Prior Plan terminates, expires, lapses for any reason, any Common Stock subject to or surrendered for such award will again be available for grant under the 2012 Plan. The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an option (or a portion thereof) will reduce the number of shares of Common Stock available for grant by the entire number of shares of Common Stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of Common Stock will be issued upon such an exercise. Common Stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for grant or sale under the 2012 Plan. Awards that are settled in cash will not be charged against the number of shares available for grant.

Eligibility

All employees, officers, directors of, and certain consultants and advisers to, the Company or its subsidiaries are eligible to participate in the 2012 Plan. As of the Effective Date, there were approximately 61 employees, including officers, and directors eligible to participate in the 2012 Plan. Awards may also be granted to prospective employees or members of the Board subject to certain requirements.

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Awards Available Under the Plan

Each of the following types of awards may be granted pursuant to the 2012 Plan:

•	Stock Options. An option entitles the participant to purchase shares of Common Stock in the future at a specified price. The Committee may grant both incentive stock options and nonqualified stock options under the 2012 Plan. Incentive stock options will be granted only to participants who are employees. The exercise price of all options granted under the Plan will be at least 100% of the fair market value of our Common Stock on the date of grant. Stock options may be exercised as determined by the Committee, but no option may be exercised more than 10 years from the date of grant. The Committee will determine the methods by which the exercise price of an option may be paid, the form of payment, including, without limitation, cash, shares of Common Stock held for longer than six (6) months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Common Stock will be delivered or deemed delivered to participants. Special rules will apply to incentive stock options as provided in the 2012 Plan. A participant will have no rights as a shareholder with respect to options until the shares of Common Stock are actually issued in connection with the award.
•	Stock Appreciation Rights. A SAR award gives the participant the right to share in the appreciation in value of one share of Common Stock. Appreciation is calculated as the excess, if any, of (i) the fair market value of a share of Common Stock on the date of exercise over (ii) the base value fixed by the Committee on the date of grant, which may not be less than the fair market value of a share of Common Stock on the date of grant. SARs are exercisable at such times and subject to such restrictions and conditions as the Committee approves, provided that no SAR may be exercised more than ten (10) years following the date of grant. The award agreement will specify whether the payment for the SARs shall be in cash, Common Stock of equivalent value, or in a combination thereof.
•	Restricted Stock. A restricted stock award gives the participant the right to receive a specified number of shares of Common Stock at a purchase price determined by the Committee (including and typically zero). Restrictions limit the participant’s ability to transfer the Common Stock and subject the Common Stock to a substantial risk of forfeiture until specific conditions or goals are met. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Committee. As a general rule, if the participant terminates employment (or service) during the period of restriction, any unvested restricted Common Stock will be forfeited.
•	Restricted Stock Units. A restricted stock unit award gives the participant the right to receive Common Stock, a cash payment, or a combination thereof, equal to the fair market value of our Common Stock (determined as of a specified date) in the future, subject to certain restrictions and to the risk of forfeiture. Participants holding restricted stock units have no voting rights with respect to the shares of Common Stock subject to their restricted stock unit award prior to the issuance of such shares pursuant to the award. As a general rule, if the participant terminates employment (or service) during the period of restriction, any unvested restricted stock units will be forfeited.
•	Stock Grant Awards. A stock grant award gives the participant the right to receive (or purchase at a price determined by the Committee), a designed number of shares of Common Stock free of any vesting restrictions. A stock grant award may be granted or sold as consideration for past services, other consideration or in lieu of cash compensation due to any participant. The purchase price, if any, for a stock grant award shall be payable in cash or other form of consideration acceptable to the Committee.
•	Stock Unit Awards. A stock unit award gives the participant the right to receive a designated number of shares of Common Stock, or a cash payment equal to the fair market value (determined as of a specified date) of a designated number of shares of Common Stock, in the future free of any vesting restrictions. A stock unit award may be granted or sold as consideration for past services, other consideration or in lieu of cash compensation due to any participant.
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•	Performance Shares. A performance share award gives the participant the right to receive a specified number of shares of Common Stock if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee.
•	Performance Units. A performance unit award gives the participant the right to receive a specified number of shares of Common Stock, a cash payment or a combination of Common Stock and cash, if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee.
•	Performance Cash Awards. A performance cash award gives the participant the right to receive a cash payment if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee.
•	Performance-Based Compensation Awards. When the Committee grants restricted stock, restricted stock units, stock grants, stock units, performance shares, performance units, and performance cash awards, it may designate the awards as “Performance-Based Compensation Awards.” Performance-Based Compensation Awards are designed to qualify for the “performance-based compensation” exception to the limitation on the deduction of compensation imposed by Section 162(m) of the Code. Section 162(m) of the Code only applies to “covered employees,” as that term is defined in Section 162(m) of the Code and the regulations issued thereunder. Therefore, only covered employees are eligible to receive awards that are designated as Performance-Based Compensation Awards. The Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception to Section 162(m) of the Code. Options and SARs granted pursuant to the Plan should, by their terms, qualify for the “performance-based compensation” exception.

A covered employee is only entitled to receive payment for a Performance-Based Compensation Award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: EBITDA; EBIT; costs; operating income; net income; cash flow; operating cash flow; net cash flow; retained earnings; budget achievement; return on equity; return on assets; return on capital employed; return on invested capital; expense spending; O&M expense; gross margin; net margin; market capitalization; customer satisfaction; revenues; financial return ratios; market share; shareholder return and/or value (including but not limited to total shareholder return); operating profits (including earnings before or after income taxes, depreciation and amortization); net profits; earnings per share; earnings per share growth; profit returns and margins; Common Stock price; working capital; production cost; project milestones; economic value added; equipment performance; operating efficiency; debt; dividends; corporate governance; and health and safety (including environmental health and safety). The performance criteria may, but need not, be calculated in accordance with generally accepted accounting principles (“GAAP”) or any successor method to GAAP, including International Financial Reporting Standards. The performance criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies.

With respect to any Performance-Based Compensation Award, the Committee has the discretion to select the length of the performance period (which may be one or more periods of time of varying and overlapping durations, over which the attainment of one or more performance goals will be measured), the type of Performance-Based Compensation Award to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, a subsidiary or any division or business unit of any of them, or to the individual participant or any group of participants. The Committee also has the discretion to evaluate the achievement of the performance goals in a manner that includes or excludes certain events that may occur during the performance period, as described in the Plan. The Committee has the discretion to decrease the amount of compensation payable pursuant to any Performance-Based Compensation Award but may not increase the compensation payable pursuant to any Performance-Based Compensation Award. The Committee must certify in writing prior to the payment of any Performance-Based Compensation Award that the performance goals and any other material terms and conditions precedent to such payment have been satisfied.

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The maximum amount of any Performance-Based Compensation Award (other than a performance cash award) that may be granted to a covered employee during any performance period is 400,000 shares of Common Stock or the equivalent cash value. The maximum performance cash award payable for a performance period is $1,500,000. If the performance period is less than or exceeds 12 months, the dollar and share limits expressed in the preceding sentences shall be reduced or increased proportionately, as the case may be.

Restrictions

Except as described above, the Committee may impose such restrictions on any awards under the 2012 Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which our Common Stock is then listed and under any blue sky or state securities law applicable to the awards.

Change of Control

If a Change of Control occurs, the Board shall have the authority and discretion, but shall not have the obligation, to provide, in an award agreement or thereafter, that all or part of outstanding awards shall become fully exercisable and all or part of the restrictions on outstanding awards shall lapse. In addition, upon, or in anticipation of, a Change of Control, the Committee may: (i) cause all outstanding awards to be canceled and terminated as of a specified date and give each participant the right to exercise such awards during a period of time as the Committee, in its sole discretion, shall determine, or (ii) cause all outstanding awards to be canceled and terminated as of a specified date in exchange for a payment or right to payment pursuant to the terms and conditions set forth in the Change of Control transaction documents. With respect to an award which the Company concludes is subject to (and not excepted from) the requirements of Section 409A, any actions taken by the Board in connection with a Change of Control shall be done in compliance with Section 409A of the Code.

Clawback of Awards

Every award issued under the 2012 Plan is subject to potential forfeiture or “clawback” to the fullest extent called for by applicable federal or state law or Company policy. By accepting an award, a participant agrees to return to the Company the full amount required by applicable law or Company policy.

Nontransferability

The Committee may, in its sole discretion, determine the right of a participant to transfer any award granted under the Plan. Unless otherwise determined by the Committee, no award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order in favor of a spouse (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that the order pertains to an award), or, if applicable, until the termination of any restricted or performance period as determined by the Committee. Notwithstanding the foregoing, the Committee shall have the authority to allow a participant to transfer awards, including SARs and options, to family members.

A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death. If no beneficiary has been designated or survives the participant, payment will be made to the person entitled thereto under the participant’s will or the laws of descent and distribution. Subject to the foregoing, a participant may change or revoke a beneficiary designation at any time provided the change or revocation is filed with the Committee.

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Adjustment Provisions

If there is a change in the outstanding shares of Common Stock because of a stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the Committee shall, in its sole discretion and to the extent it deems equitable and appropriate to prevent dilution or enlargement of rights, make a proportionate adjustment in: (i) the number and class of shares of Common Stock made available for grant; (ii) the number of shares of Common Stock set forth in the various numeric limits expressed in the 2012 Plan; (iii) the number and class of and/or price of shares of Common Stock, units, or other rights subject to the then-outstanding awards; (iv) the performance targets or goals appropriate to any outstanding awards (subject to such limitations as appropriate for Performance-Based Compensation Awards); or (v) any other terms of an award that are affected by the event. Notwithstanding anything in the 2012 Plan to the contrary, in the event of any such transaction or occurrence, the Committee, in its sole discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustments made pursuant to the 2012 Plan’s adjustment provisions shall be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of incentive stock options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

Replacement Awards

In the event of any corporate transaction in which the Company or a subsidiary acquires a corporate entity which, at the time of such transaction, maintains an equity compensation plan pursuant to which equity awards are then outstanding (the “Acquired Plan”), the Committee may make awards to assume, substitute or convert such outstanding awards in such manner as may be determined to be appropriate and equitable by the Committee. Any shares of stock authorized and available for issuance under the Acquired Plan shall, subject to adjustment as described above under “Adjustment Provisions,” be available for use in making awards under this 2012 Plan with respect to persons eligible under such Acquired Plan, by virtue of the Company’s assumption of such Acquired Plan, consistent with the NASDAQ Rules (or rules of any other exchange upon which our Common Stock is then traded), including, but not limited to, NASDAQ Rule 5635(c), including IM-5635-1, as such Rules may be amended or replaced from time to time.

Amendment, Modification and Termination of Plan

With the approval of the Board, the Committee may, at any time and from time to time, terminate, amend or modify the 2012 Plan. Any such action of the Committee is subject to the approval of the shareholders to the extent required by law, regulation or the rules of any exchange on which our Common Stock is then listed, quoted or traded. Except as otherwise provided in the Plan, neither the Board nor the Committee may, without the approval of shareholders: (i) increase the number of shares available for grant under the 2012 Plan; (ii) permit the Committee to grant options or SARs with an exercise price or base value that is below fair market value on the date of grant; (iii) permit the Committee to extend the exercise period for an option or SAR beyond ten (10) years from the date of grant; (iv) amend the 2012 Plan to permit the Committee to reprice previously granted options; or (v) amend the 2012 Plan to permit the Committee to reprice previously granted SARs.

Except as provided in the next sentence, or in connection with a change of control, no amendment, modification, or termination of the Plan or any award agreement shall in any material manner adversely affect any award previously granted under the 2012 Plan without the consent of the participant. The participant’s consent is unnecessary if the change: (i) is required by law or regulation; (ii) does not adversely affect in any material way the rights of the participant; or (iii) is required to cause the benefits under the 2012 Plan to qualify as performance-based compensation exception to the deduction limitation imposed by Section 162(m) of the Code or to comply with the provisions of Section 409A of the Code.

Except in the context of a change of control, the Committee shall not have the authority to amend an award agreement to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Compensation Awards. In addition, the Committee shall not take any other action that would cause a Performance-Based Compensation Award to fail to satisfy the requirements of the performance-based compensation exception to the deduction limitation imposed by Section 162(m) of the Code unless the Committee concludes that the deduction limitation will not become applicable or that the amendment is appropriate despite the deduction limitation imposed by Section 162(m) of the Code.

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Tax Withholding

The Company will have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the 2012 Plan. To the extent that alternative methods of withholding are available under applicable laws, the Company will have the power to choose among such methods.

Federal Income Tax Information

The following is a brief summary of certain federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on the Effective Date. This summary is not intended to be exhaustive and does not describe state, local, or foreign income tax consequences which may also be applicable.

As a general rule, with the exception of a stock grant, a participant will not recognize taxable income with respect to any award at the time of grant. A participant will recognize income on a stock grant award at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock units, performance shares, performance units, performance cash awards, or stock unit awards, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of our Common Stock or amount received on the date of exercise, lapse of restriction or payment. The Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the Common Stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the Common Stock received is not subject to a substantial risk of forfeiture or is transferable). If Common Stock acquired upon exercise of an incentive stock option is held for a minimum of two (2) years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the Common Stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements for this tax favored treatment and the tax consequences described for nonqualified stock options will apply.

Section 409A of the Code, among other things, expanded the definition of deferred compensation arrangements to include, for example, below market option and SAR grants, restricted stock units, performance shares, performance units, performance cash awards, and stock units. If awards that are subject to Section 409A fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Committee. The Company intends (but cannot and does not guarantee) that awards granted under the Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the Plan in such a manner.

The Patient Protection and Affordable Care Act, which became effective in 2010, introduced a new net investment income tax. Effective January 1, 2013, dividends paid to and capital gains recognized by individuals with incomes over certain threshold amounts may be subject to an additional 3.8% tax on net investment income.

Special Rules Applicable to Officers

In limited circumstances where the sale of Common Stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the Common Stock received so long as the sale of the Common Stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six (6) months.

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Tax Consequences to the Company or Its Subsidiaries

To the extent that a grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not subject to the $1,000,000 million deduction limit for certain executive compensation under Section 162(m) of the Code.

Plan Benefits

As of the Effective Date, 1,763,809 shares of Common Stock subject to awards have been granted under the 2012 Plan. The below table provides information with respect to all equity awards granted under the 2012 Plan from adoption through the Effective Date to the Company’s named executive officers, the executive officer group, the director group, and the non-executive officer employee group:

Name and Position or Group	Stock Options (1)
Named Executive Officers:
Lawrence Mehren	52,082
Pete Bantock	211,506
Steve Reichling	16,161
Executive Group (including NEOs):	279,749
Non-Executive Director Group:	405,586
Non-Executive Officer Employee Group:	1,050,474
TOTAL:	1,735,809

(1)	Amounts exclude awards of options to purchase 28,000 shares of Common Stock granted to consultants and include contingent awards of options to purchase 253,723 shares of Common Stock granted to officers and other employees of the Company that will become exercisable if and when our shareholders approve the Second Amendment.

Vote Required and Board Recommendation

The proposed amendment to the Company’s 2012 Omnibus Equity Incentive Plan increasing the number of shares of our common stock reserved and available for grant thereunder by 4,000,000 shares will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast or affect the outcome of the proposal (assuming a quorum is present).

The Board recommends that the shareholders vote FOR approval of the proposed amendment to the Company’s 2012 Omnibus Equity Incentive Plan increasing the number of shares of common stock reserved and available for grant thereunder by 4,000,000 shares.

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PROPOSAL NO. 3:
Ratification of Ernst & Young LLP as Our Independent Public Accountants

Audit Committee Appointment – Ernst & Young LLP

Our Audit Committee, pursuant to authority granted to it by the Board, has selected Ernst & Young LLP as the Company’s independent public accountants to examine our annual consolidated financial statements for the fiscal year ending December 31, 2014. The Board is submitting this proposal to the vote of the shareholders in order to ratify the Audit Committee’s selection. If shareholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider its selection of our independent public accountants for fiscal 2014, although the Audit Committee will be under no obligation to change its selection. Ernst & Young LLP has been our independent public accounting firm since July 1, 2013.

Change in Independent Public Accountants

On July 1, 2013, the Audit Committee dismissed Comiskey & Company, P.C. (“Comiskey”) as its independent registered public accounting firm and approved the engagement of Ernst & Young LLP to replace Comiskey as its independent registered public accounting firm for the fiscal year ending December 31, 2013.

The reports issued by Comiskey with respect to the Company’s financial statements for (i) the fiscal years ended July 31, 2011 and July 31, 2012, respectively, and (ii) the transition period that began on August 1, 2012 and ended on December 31, 2012, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended July 31, 2011 and July 31, 2012, respectively, and the transition period that ended on December 31, 2012 (and the subsequent interim period preceding Comiskey’s dismissal), there were no disagreements between the Company and Comiskey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Comiskey, would have caused Comiskey to make reference to the matter.

During the Company’s fiscal years ended July 31, 2011 and July 31, 2012, respectively, and the transition period that ended on December 31, 2012 (and the subsequent interim period preceding the Company’s engagement of Ernst & Young LLP), neither the Company nor anyone on its behalf consulted Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

As required by Item 304(a)(3) of Regulation S-K, the Company furnished a copy of the above disclosures to Comiskey and requested that Comiskey furnish the Company with a letter addressed to the SEC stating whether Comiskey agrees with the above statements. A copy of Comiskey’s letter to the SEC, dated July 1, 2013, was filed as Exhibit 16.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 2, 2013.

Fees Billed by Ernst & Young, LLP and Comiskey & Company, P.C.

Audit Fees

Fees and related expenses for the fiscal year ended December 31, 2013 audit by Ernst & Young, LLP of our annual financial statements, its review of the financial statements included in our quarterly reports and other services that were provided in connection with statutory and regulatory filings totaled approximately $146,000. Fees and related expenses for audits relating to the five-month period ended December 31, 2012 and the fiscal years ended July 31, 2012 and July 31, 2011, respectively, by Comiskey & Company, P.C. of our annual financial statements, its review of the financial statements included in our quarterly reports and other services that are provided in connection with statutory and regulatory filings totaled approximately $34,257, $38,000, $36,200, respectively. Fees for the fiscal years ended July 31, 2012 included billings for the issuance of consents related to our filing of registration statements during the fiscal year ended July 31, 2012.

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Audit-Related Fees

During the fiscal year ended December 31, 2013 Ernst & Young, LLP did not bill us for any audit-related fees.

During the transition period ended December 31, 2012 and the fiscal years ended July 31, 2012 and July 31, 2011, respectively, Comiskey & Company, P.C. did not bill us for any audit-related fees.

Tax Fees

During the fiscal year ended December 31, 2013 Ernst & Young, LLP billed us $9,400 for tax-related professional services.

During the transition period ended December 31, 2012 and the fiscal years ended July 31, 2012 and July 31, 2011, respectively, Comiskey & Company, P.C. did not bill us for any tax-related professional services.

All Other Fees

During the fiscal year ended December 31, 2013 Ernst & Young, LLP billed us $9,100 for other professional services.

During the transition period ended December 31, 2012 and the fiscal years ended July 31, 2012 and July 31, 2011, respectively, Comiskey & Company, P.C. did not bill us for any other professional services.

Policy on Audit Committee Pre-Approval of Fees

The Audit Committee must pre-approve all services to be performed for us by our independent auditors. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between regularly scheduled meetings of the Audit Committee, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve services, in which case the chairman communicates such pre-approval to the full Audit Committee at its next meeting. The Audit Committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent. During the fiscal year ended December 31, 2013 all services billed by Ernst & Young, LLP were pre-approved by the Audit Committee in accordance with this policy. During the transition period ended December 31, 2012 and the fiscal years ended July 31, 2012 and 2011, all services billed by Comiskey & Company, P.C. were pre-approved by the Audit Committee in accordance with this policy.

Attendance at Annual Meeting

Representatives of Ernst & Young LLP and Comiskey & Company, P.C. are not expected to be present at the Annual Meeting.

Vote Required and Board Recommendation

The ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent public accountants for the fiscal year ending December 31, 2014 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent public accountants.

The Board recommends a vote “FOR” ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent public accountants for fiscal 2014.

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RELATED PARTY TRANSACTIONS

On July 12, 2013, the Company filed a prospectus relating to a rights offering pursuant to which it distributed, at no charge to holders of our common stock, as of 5:00 p.m., New York City time, on July 8, 2013, non-transferable subscription rights to purchase an aggregate of up to 2,487,562 shares of common stock (collectively, the “Rights Offering”). For each share of common stock held by a stockholder of the Company at the close of business on the record date, such stockholder received 0.064038 subscription rights. Each whole subscription right allowed the holder thereof to subscribe to purchase one share of common stock at a subscription price of $8.04 per share. The terms of the Rights Offering also enabled stockholders to exercise an over-subscription privilege, subject to the conditions and limitations described in the prospectus.

Pursuant to a Standby Purchase Agreement, Abeja Ventures, LLC (the “Standby Purchaser”) agreed to purchase any subscription rights remaining unexercised after the expiration of the Rights Offering at the $8.04 per share subscription price in a private transaction separate from the Rights Offering. As of the date of the Standby Purchase Agreement, the Standby Purchaser was owned by, among other individuals and entities, Lawrence Mehren, John Patience, Jack Schuler and Matthew W. Strobeck, each of whom was a director of the Company. Messrs. Mehren and Patience also served as managers of the Standby Purchaser. No fees or other consideration were paid by the Company to the Standby Purchaser in exchange for its commitment under the Standby Purchase Agreement.

Following the completion of the Rights Offering, the Company issued a total of 413,090 shares of common stock to the Jack W. Schuler Living Trust, a trust controlled by Mr. Schuler (as assignee of the Standby Purchaser’s rights under the Standby Purchase Agreement), for a total cash purchase price of $3,321,243.60.

ANNUAL REPORT

A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended, will be mailed to the shareholders of record as of April 1, 2014 together with the mailing of this Proxy Statement. An additional copy may be obtained from https://materials.proxyvote.com/00430H, or will be furnished, without charge, to beneficial shareholders or shareholders of record as of the record date upon request in writing to the Company, Accelerate Diagnostics, Inc., 3950 South Country Club, Suite 470, Tucson, Arizona 85714 or by telephone to (520) 365-3100.

SHAREHOLDER PROPOSALS

If any shareholder of the Company intends to present a proposal for consideration at the 2015 Annual Meeting of Shareholders and desires to have such proposal included in the Proxy Statement and form of proxy distributed by the Board with respect to such meeting, such proposal must be received at the Company’s offices, 3950 South Country Club, Suite 470, Tucson, Arizona 85714, Attention: Corporate Secretary, not later than December 13, 2014. Proposals received after such date, including with respect to the nomination of directors, will not be considered timely.

For each matter that you wish to bring before the meeting, provide the following information:

•	a brief description of the business and the reason for bringing it to the meeting;
•	your name and record address;
•	the number of shares of Company stock which you own; and
•	any material interest (such as financial or personal interest) that you have in the matter.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 29, 2014

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended, are available via the Internet at https://materials.proxyvote.com/00430H.

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OTHER MATTERS

We know of no other matters to be submitted for consideration by the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the postage-prepaid envelope enclosed. You may also submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

  By order of the Board of Directors,

/s/ Lawrence Mehren

Lawrence Mehren

President and Chief Executive Officer

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APPENDIX A

ACCELERATE DIAGNOSTICS, INC.
2012 OMNIBUS EQUITY INCENTIVE PLAN

(as amended by the First Amendment to the Accelr8 Technology Corporation
2012 Omnibus Equity Incentive Plan)

EFFECTIVE DATE: October 31, 2012
Approved by SHAREholders: December 12, 2012
EXPIRATION DATE: October 31, 2022

ARTICLE 1
ESTABLISHMENT; PURPOSE; GLOSSARY

1.1 ESTABLISHMENT. Accelerate Diagnostics, Inc. (f/k/a Accelr8 Technology Corporation), a Delaware corporation (the “Company”), hereby establishes the Accelerate Diagnostics, Inc. 2012 Omnibus Equity Incentive Plan (the “Plan”). The Plan will supersede and replace the 2004 Omnibus Stock Option Plan (the “2004 Plan”) and all other Prior Plans. No awards will be made pursuant the 2004 Plan or any other Prior Plan after the date it is approved by the Board (the “Effective Date”); provided, however, that the 2004 Plan and all Prior Plans shall remain in effect until all awards granted under such Prior Plans have been exercised, forfeited, canceled, or have otherwise expired or terminated in accordance with the terms of such awards.

1.2 PURPOSE. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interest of the Participants to those of the Company’s shareholders by providing Participants with an incentive for outstanding performance. To further these objectives, the Plan provides for the award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Grants, Stock Units, Performance Shares, Performance Units, and Performance Cash.

1.3 GLOSSARY. Defined terms used in this Plan are set forth in the attached Glossary, which is incorporated into and made part of this Plan.

ARTICLE 2
EFFECTIVE DATE; EXPIRATION DATE

2.1 EFFECTIVE DATE. The Plan is effective as of the Effective Date, but is subject to the approval of the Company’s shareholders at the Company’s 2012 Annual Meeting. Any Awards granted pursuant to the Plan, prior to shareholder approval, shall be expressly conditioned upon shareholder approval of the Plan.

2.2 EXPIRATION DATE. The Plan will expire on, and no Award may be granted under the Plan after, the 10th anniversary of the Effective Date. Any Awards that are outstanding on the 10th anniversary of the Effective Date shall remain in force according to the terms of the Plan and the Award Agreement.

ARTICLE 3
ADMINISTRATION

3.1 COMMITTEE. The Plan shall be administered by the Board or, with respect to individuals subject to the requirements of Section 16 of the Exchange Act or Covered Employees, the Committee. The Committee shall consist of 2 or more individuals, each of whom qualifies as: (i) a “non-employee director” as defined in Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act; and (ii) an “outside director” as defined in Section 162(m) of the Code, in each case, as each such rule or regulation is in effect from time to time. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. All references in the Plan to the “Committee” shall be, as applicable, to the Board or the Committee appointed by the Board, as applicable.

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3.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all of the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.

3.3 AUTHORITY OF COMMITTEE. The Committee has the power and authority to take the following actions: (i) designate Participants to receive Awards; (ii) determine the type or types of Awards and the times when Awards are to be granted to each Participant; (iii) determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate; (iv) determine the terms and conditions of any Award, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines; provided, however, that except in the context of a Change of Control, the Committee shall not have the authority to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Compensation Awards; (v) determine whether, to what extent, and in what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or whether an Award may be canceled, forfeited, exchanged or surrendered; (vi) prescribe the form of each Award Agreement, which need not be identical for each Participant; (vii) decide all other matters that must be determined in connection with an Award; (viii) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; (ix) amend or modify any outstanding Award to the extent the terms of such Award are within the power and authority of the Committee as provided under the Plan; (x) interpret the terms of, and determine any matter arising pursuant to, the Plan or any Award Agreement; and (xi) make all other decisions or determinations that may be required pursuant to the Plan or an Award Agreement as the Committee deems necessary or advisable to administer the Plan.

3.4 DECISIONS BINDING. The Committee’s interpretation of the Plan or any Award Agreement and all decisions and determinations by the Committee with respect to the Plan and any Award are final, binding, and conclusive on all parties. All authority of the Board and the Committee with respect to Awards issued pursuant to this Plan, including the authority to amend outstanding Awards, shall continue after the term of this Plan so long as any Award remains outstanding. Any action authorized to be taken by the Committee pursuant to the Plan may be taken or not taken by the Committee in the exercise of its discretion as long as such action or decision not to act is not inconsistent with a provision of this Plan.

3.5 DELEGATION to CEO. The Committee may, in its discretion, delegate to the CEO, in writing, the power and authority to grant Awards to individuals (other than to employees who are or will become upon hiring Covered Employees or employees subject to Section 16 of the Exchange Act) to expedite the hiring process or to retain talented employees. The Committee’s delegation to the CEO may be revoked or modified at any time. Any such delegation must be consistent with applicable law and shall be subject to such restrictions or limitations as may be imposed by the Committee.

ARTICLE 4
SHARES SUBJECT TO THE PLAN

4.1 NUMBER OF SHARES. Subject to the possible increases provided by Section 4.2(a) and adjustment as provided in Section 4.4, the total number of shares of Stock reserved and available for grant pursuant to the Plan is the number of shares of Stock that were authorized but unissued under the Prior Plans as of the Effective Date, or 1,677,500 shares. As provided in Section 1.1, no Awards will be made pursuant to the 2004 Plan or any other Prior Plan on or after the Effective Date.

4.2 share COUNTING. For purposes of determining the number of shares of Stock available for grant under the Plan from time-to-time:

(a) In the event any Award granted under this Plan, or any award outstanding under any Prior Plan on or after the Effective Date, is forfeited, terminated, canceled, or expired, the number of shares of Stock subject to such Award or Prior Plan award, to the extent of any such forfeiture, termination, cancellation or expiration, shall thereafter be available for grant under the Plan (i.e., any prior charge against the numeric limit in Section 4.1 shall be reversed).

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(b) If shares of Stock are not delivered in connection with any Award because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and will again be available for grant.

(c) The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.

(d) Shares of Stock tendered to pay the exercise price of an Option or tendered, withheld or otherwise relinquished by the Participant to satisfy a tax withholding obligation arising in connection with any Award will not become available for grant under the Plan. Moreover, shares of Stock purchased on the open market with cash proceeds generated by the exercise of an Option will not increase or replenish the number of shares available for grant.

(e) If the provisions of this Section 4.2 are inconsistent with the requirements of any regulations promulgated by the Internal Revenue Service pursuant to Section 422 of the Code, the provisions of such regulations shall control over the provisions of this Section 4.2, but only as this Section 4.2 applies to Incentive Stock Options.

(f) The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for purposes of determining the number of shares of Stock that are available for grant pursuant to Section 4.1.

4.3 STOCK DISTRIBUTED. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Stock or treasury Stock or Stock purchased on the open market.

4.4 ADJUSTMENTS. In the event of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Stock, or any similar corporate transaction or event in respect of the Stock, the Committee shall, in its sole discretion and to the extent it deems equitable and appropriate to prevent dilution or enlargement of rights, make a proportionate adjustment in: (i) the number and class of shares of Stock made available for grant pursuant to Section 4.1; (ii) the number of shares of Stock set forth in Section 7.2, Section 12.9, and any other similar numeric limit expressed in the Plan; (iii) the number and class of and/or price of shares of Stock, units, or other rights subject to the then-outstanding Awards; (iv) the performance targets or goals appropriate to any outstanding Awards (subject to such limitations as appropriate for Performance-Based Compensation Awards); or (v) any other terms of an Award that are affected by the event. Notwithstanding anything in the Plan to the contrary, in the event of any such transaction or occurrence, the Committee, in its sole discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any adjustments made pursuant to this Section 4.4 shall be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

4.5 REPLACEMENT AWARDS. In the event of any corporate transaction in which the Company or a Subsidiary acquires a corporate entity which, at the time of such transaction, maintains an equity compensation plan pursuant to which awards of stock options, stock appreciation rights, restricted stock, performance shares, performance units, stock grants, stock units, restricted stock units or any other form of equity based compensation are then outstanding (the “Acquired Plan”), the Committee may make Awards to assume, substitute or convert such outstanding awards in such manner as may be determined to be appropriate and equitable by the Committee; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number by rounding any fractional share to the nearest whole share. Options or SARs issued pursuant to this Section 4.5 shall not be subject to the requirement that the exercise price of such Award not be less than the Fair Market Value of Stock on the date the Award is granted. Shares used in connection with an Award granted in substitution for an award outstanding under an Acquired Plan under this Section 4.5 shall not be counted against the number of shares of Stock reserved under this Plan under Section 4.1. Any shares of Stock authorized and available for issuance under the Acquired Plan shall, subject to adjustment as described in Section 4.4, be available for use in making Awards under this Plan with respect to persons eligible under such Acquired Plan, by virtue of the Company’s assumption of such Acquired Plan, consistent with NASDAQ Rules (or rules of any other exchange upon which the Stock is then traded), including, but not limited to, NASDAQ Rule 5635(c), including IM-5635-1, as such Rules may be amended or replaced from time to time.

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4.6 FRACTIONAL SHARES. No fractional shares shall be issued pursuant to the Plan. Unless the Committee specifies otherwise in the Award Agreement or pursuant to any policy adopted by the Committee, cash will be given in lieu of fractional shares. In the event of adjustment as provided in Section 4.4 or the issuance of replacement awards as provided in Section 4.5, the total number of shares subject to any affected Award shall always be a whole number by rounding any fractional shares to the nearest whole share.

ARTICLE 5
ELIGIBILITY; PARTICIPATION

5.1 ELIGIBILITY. Persons eligible to participate in this Plan include members of the Board and employees and officers of the Company and its Subsidiaries. The Committee may determine on a case-by-case basis to make Awards to consultants and advisers to the Company or any Subsidiary. Awards may also be granted to prospective employees or members of the Board but no portion of any such Award will vest, become exercisable, be issued, or become effective prior to the date on which such individual begins to provide services to the Company or any Subsidiary.

5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible Participants those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be selected to receive an Award, or having been so selected, to be selected to receive a future Award, except as otherwise provided by separate agreement, the relevant provisions of which have been approved by the Committee.

ARTICLE 6
GENERAL RULES APPLICABLE TO ALL AWARDS

6.1 AWARD AGREEMENTS. All Awards shall be evidenced by an Award Agreement. The Award Agreement shall include such terms and provisions as the Committee determines to be appropriate. The terms of the Award Agreement may vary depending on the type of Award, the employee or classification of the employee to whom the Award is made and such other factors as the Committee determines to be appropriate.

6.2 STAND-ALONE AND TANDEM AWARDS. Awards granted pursuant to the Plan may be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan or any Prior Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

6.3 TERM OF AWARD. The term of each Award shall be for the period determined by the Committee, provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of 10 years from the Date of Grant.

6.4 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to the provisions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the extent to which a Participant shall have the right to retain and/or exercise an Award following Termination of Employment (or Termination of Service in the case of a member of the Board). Such provisions need not be uniform among all types of Awards and may reflect distinctions based on the reasons for such terminations, including but not limited to, death, Disability, a Change of Control, a termination for cause or reasons relating to the breach or threatened breach of restrictive covenants.

6.5 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan, the Award Agreement and any applicable law, payments or transfers to be made by the Company or any Subsidiary on the grant, exercise or settlement of an Award may be made in such forms as determined by the Committee, including, without limitation, cash, Stock, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined in accordance with rules adopted by the Committee.

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ARTICLE 7
STOCK OPTIONS

7.1 GENERAL. Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. The Committee may grant either Nonqualified Stock Options or Incentive Stock Options and shall have complete discretion in determining the number of shares subject to Options granted to each Participant. Option Awards are subject to the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock pursuant to any Option shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher exercise price in the Award Agreement.

(b) Exercise of Option. Options shall be exercisable at such times and in such manner, and shall be subject to such restrictions and conditions, as the Committee shall, in each instance approve, which need not be the same for each grant or for each Participant. The Committee may prescribe performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Term of Option. Each Option shall expire at such time as the Committee shall determine as of the Date of Grant; provided, however, that no Option shall be exercisable later than the 10th anniversary of the Date of Grant.

(d) Payment. The exercise price for any Option shall be paid in cash or shares of Stock held for longer than 6 months (through actual tender or by attestation). In the Award Agreement, the Committee also may prescribe other methods by which the exercise price of an Option may be paid and the form of payment including, without limitation, any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. The Committee, in consideration of applicable accounting standards and applicable law, may waive the 6 month share holding period described in the first sentence of this paragraph (d) in the event payment of an Option is made through the tendering of shares.

(e) Repricing of Options. Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s shareholders, an Option may not be amended, modified or repriced to reduce the exercise price after the Date of Grant. Except as otherwise provided in Section 4.4 with respect to an adjustment in capitalization, an Option also may not be surrendered in consideration of or exchanged for cash, other Awards or a new Option having an exercise price below the exercise price of the Option being surrendered or exchanged.

(f) Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of an Option to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

7.2 INCENTIVE STOCK OPTIONS. The following additional rules shall apply to Incentive Stock Options granted pursuant to this Article 7:

(a) Employees Only. Incentive Stock Options shall be granted only to Participants who are employees of the Company or any Subsidiary.

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(b) Exercise Price. Except as provided in Section 7.2(f), the exercise price per share of Stock pursuant to any Incentive Stock Option shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher exercise price in the Award Agreement.

(c) Term of Incentive Stock Option. In no event may any Incentive Stock Option be exercisable for more than 10 years from the Date of Grant.

(d) Lapse of Option. An Incentive Stock Option shall lapse in the following circumstances:

(1) The Incentive Stock Option shall lapse 10 years from the Date of Grant, unless an earlier time is specified in the Award Agreement;

(2) The Incentive Stock Option shall lapse upon a Termination of Employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement; and

(3) If the Participant incurs a Termination of Employment on account of death or Disability before the Option lapses pursuant to paragraph (1) or (2), the Incentive Stock Option shall lapse on the earlier of: (i) the scheduled expiration date of the Option; or (ii) 12 months after the date of the Participant’s Termination of Employment on account of death or Disability. Upon the Participant’s death or Disability, any Incentive Stock Options exercisable at the Participant’s death or Disability may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament in the case of death, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(e) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any one calendar year may not exceed $100,000 or such other limitation as may then be imposed by Section 422(d) of the Code or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Nonqualified Stock Options.

(f) Ten Percent Owners. An Incentive Stock Option may be granted to any employee who, at the Date of Grant, owns stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Date of Grant and the Option is exercisable for no more than 5 years from the Date of Grant.

(g) Right to Exercise. Except as provided in Section 7.2(d)(3), during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(h) Limitations on Number of Shares Subject to Awards. The maximum number of shares that may be issued under the Plan as Incentive Stock Options is the numeric limit set forth in Section 4.1.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1 GENERAL. Subject to the terms and provisions of the Plan, SARs may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determine the number of SARs granted to each Participant. SARs are subject to the following terms and conditions:

(a) Base Value. The base value per share of Stock pursuant to any SAR shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher base value in the Award Agreement.

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(b) Exercise of SAR. SARs shall be exercisable at such times and in such manner, and shall be subject to such restrictions and conditions, as the Committee shall, in each instance approve, which need not be the same for each grant or for each Participant. The Committee may prescribe performance or other conditions, if any, that must be satisfied before all or part of a SAR may be exercised.

(c) Term of SAR. Each SAR shall expire at such time as the Committee shall determine as of the Date of Grant; provided, however, that no SAR shall be exercisable later than the 10th anniversary of the Date of Grant.

(d) Payment of SAR Amount. Upon exercise of the SAR, the Participant shall be entitled to receive a payment equal to the amount determined by multiplying (a) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise over the base value fixed by the Committee on the Date of Grant, by (b) the number of shares with respect to which the SAR is exercised. Payment shall be made in the manner and at the time specified by the Committee in the Award Agreement. At the discretion of the Committee, the Award Agreement may provide for payment for the SARs in cash, shares of Stock of equivalent value, or in a combination thereof.

(e) Repricing of SARs. Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s shareholders, a SAR may not be amended, modified or repriced to reduce the exercise price after the Date of Grant. Except as otherwise provided in Section 4.4 with respect to an adjustment in capitalization, a SAR also may not be surrendered in consideration of or exchanged for cash, other Awards or a new SAR having an exercise price below the exercise price of the SAR being surrendered or exchanged.

(f) Nontransferability of SARs. No SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of an SAR to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

ARTICLE 9
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

9.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. Restricted Stock Awards are subject to the following terms and conditions:

(a) Restrictions. Restricted Stock shall be subject to such conditions and/or restrictions as the Committee may impose (including, without limitation, limitations on transferability, the right to receive dividends, or the right to vote the Restricted Stock), which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee. Except as otherwise provided in the Award Agreement, Participants holding shares of Restricted Stock may not exercise voting rights with respect to the shares of Restricted Stock during the period of restriction.

(b) Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service in the case of a member of the Board) during the applicable period of restriction, Restricted Stock that is at that time subject to restrictions shall be forfeited. The Committee may provide in the Award Agreement that the restrictions or forfeiture conditions relating to a Restricted Stock Award will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service in the case of a member of the Board) resulting from specified causes. The Committee also may waive in whole or in part any other restrictions or forfeiture conditions relating to a Restricted Stock Award.

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(c) Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate until such time as all applicable restrictions lapse.

9.2 GRANT OF RESTRICTED STOCK UNITS. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. Restricted Stock Unit Awards are subject to the following terms and conditions:

(a) Restrictions. Restricted Stock Unit Awards grant a Participant the right to receive a specified number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock, subject to such conditions and/or restrictions as the Committee may impose, which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee.

(b) Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service in the case of a member of the Board) during the applicable period of restriction, Restricted Stock Units that are at that time subject to restrictions shall be forfeited. The Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to a Restricted Stock Unit Award will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service in the case of a member of the Board) resulting from specified causes. The Committee also may waive in whole or in part any other restrictions or forfeiture conditions relating to a Restricted Stock Unit Award.

(c) Payment. Payment for vested Restricted Stock Units shall be made in the manner and at the time designated by the Committee in the Award Agreement. In the Award Agreement, the Committee may provide that payment will be made in cash or Stock, or in a combination thereof.

ARTICLE 10
STOCK GRANT AND STOCK UNIT AWARDS

10.1 STOCK GRANT AWARDS. Subject to the terms and provisions of the Plan, Stock Grant Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Committee) a designated number of shares of Stock free of any vesting restrictions. The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

10.2 STOCK UNIT AWARDS. Subject to the terms and provisions of the Plan, Stock Unit Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Stock Unit Award grants the Participant the right to receive a designated number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a designated number of shares of Stock, in the future free of any vesting restrictions. A Stock Unit Award may be granted as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

ARTICLE 11
PERFORMANCE SHARES; PERFORMANCE UNITS;

AND PERFORMANCE CASH AWARDS

11.1 PERFORMANCE SHARE AWARDS. Subject to the terms and provisions of the Plan, Performance Share Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Performance Share Award grants the Participant the right to receive a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. Unless otherwise provided in the Award Agreement, payment for vested Performance Shares shall be made in Stock.

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11.2 PERFORMANCE UNIT AWARDS. Subject to the terms and provisions of the Plan, Performance Unit Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Performance Unit Award grants the Participant the right to receive a specified number of shares of Stock or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. At the discretion of the Committee, the Award Agreement may provide for payment for vested Performance Unit Awards in cash, shares of Stock of equivalent cash value, or in a combination thereof.

11.3 PERFORMANCE CASH AWARDS. Subject to the terms and provisions of the Plan, Performance Cash Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Performance Cash Award grants the Participant the right to receive an amount of cash depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee.

11.4 PERFORMANCE GOALS. The Performance Goal or Goals applicable to any Performance Share, Performance Unit or Performance Cash Award shall be based on the Performance Criteria selected by the Committee and designated in the Award Agreement. The Performance Criteria applicable to any Performance Share, Performance Unit or Performance Cash Award granted to a Covered Employee that is designated as, or deemed to be, a Performance-Based Compensation Award pursuant to Article 12 shall be limited to the Performance Criteria specifically listed in the Glossary. The Performance Criteria applicable to any other Performance Share, Performance Unit or Performance Cash Award shall include the Performance Criteria specifically listed in the Glossary and such other criteria or factors as may be determined by the Committee and specified in the Award Agreement. Except as otherwise provided in Article 12 with respect to Performance-Based Compensation Awards to Covered Employees, the Committee shall retain the power to adjust the Performance Goals, the level of attainment of the Performance Goals or otherwise increase or decrease the amount payable with respect to any Award made pursuant to this Article 11.

ARTICLE 12
PERFORMANCE-BASED COMPENSATION AWARDS

12.1 PURPOSE. Section 162(m) of the Code limits the amount of the Company’s deductions for compensation payable to Covered Employees to $1,000,000 per year. “Performance-based compensation” that meets the requirements set forth in Section 162(m) of the Code is not subject to this limitation. The purpose of this Article 12 is to enable the Committee to qualify some or all of the Awards granted pursuant to Articles 9, 10 and 11 as “performance-based compensation” pursuant to Section 162(m) of the Code. If the Committee decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will provide in the Award Agreement or otherwise that the Award is intended to be a Performance-Based Compensation Award.

12.2 APPLICABILITY. This Article 12 shall apply only to Performance-Based Compensation Awards. If this Article 12 applies, its provisions control over any contrary provision contained in any other section of this Plan or any Award Agreement. The provisions of this Article 12 and any Award Agreement for a Performance-Based Compensation Award shall be interpreted in a manner consistent with the requirements of Section 162(m) of the Code. If any provision of this Plan or any Award Agreement for a Performance-Based Compensation Award does not comply with or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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12.3 DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE-BASED COMPENSATION AWARDS. With regard to a particular Performance Period, the Committee may select the length of such Performance Period, the type of Performance-Based Compensation Awards to be issued, the kind and/or level of the Performance Goal or Goals, and whether the Performance Goal or Goals is or are to apply to the Company, a Subsidiary or any division or business unit thereof or the Participant or any group of Participants. Depending on the Performance Criteria used to establish the Performance Goals, the Performance Goals may be stated in terms of absolute levels or relative to another company or to an index or indices.

12.4 ESTABLISHMENT OF PERFORMANCE GOALS. A Performance-Based Compensation Award shall provide for payment only upon the attainment of one or more pre-established, objective Performance Goals. The Performance Goals, and the process by which they are established, shall satisfy all of the requirements of Section 162(m) of the Code. By way of illustration, but not limitation, the following requirements must be satisfied:

(a) The Performance Goals shall be based solely on the Performance Criteria specifically identified in the Glossary;

(b) The Performance Goals shall be considered to be pre-established only if the Performance Goals are established by the Committee in writing not later than 90 days after the commencement of the Performance Period for such Award provided that (i) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (ii) in no event may the Committee establish the Performance Goals for any Performance-Based Compensation Award after 25% of the Performance Period for such Award has elapsed;

(c) A Performance Goal will be considered to be objective only if a third party having knowledge of the relevant facts could determine whether the Performance Goal has been met;

(d) The Performance Goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Covered Employee if the Goal is attained. For this purpose, the formula will be considered to be objective only if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Employee; and

(e) The objective formula or standard must preclude discretion to increase the amount of compensation payable that would otherwise be due upon attainment of the Performance Goal.

12.5 PERFORMANCE EVALUATION; ADJUSTMENT OF GOALS. At the time that a Performance-Based Compensation Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period, as the Committee deems appropriate: (i) decisions entered or settlements reached in litigation or regulatory proceedings; (ii) the write down or sale of assets; (iii) the impact of discontinued operations or any reorganization, liquidation or restructuring; (iv) the impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results; (v) extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual or quarterly reports filed with the Securities and Exchange Commission in respect of the applicable year; (vi) the impact of any mergers, acquisitions, spin-offs or other divestitures; and (vii) foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code. The Committee also may, within the time prescribed by Section 162(m), adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants: (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

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12.6 ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION AWARDS. The Committee may adjust the determinations of the degree of attainment (taking into account any adjustments required pursuant to Section 12.5) of the pre-established Performance Goals. Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Compensation Award that will increase the amount payable under any such Award. The Committee shall retain the power to adjust Performance-Based Compensation Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Compensation Award.

12.7 CONTINUED EMPLOYMENT REQUIRED. Unless otherwise provided in the relevant Award Agreement, a Participant must be an employee of the Company or a Subsidiary on the day a Performance-Based Compensation Award for such Performance Period is paid to the Participant.

12.8 CERTIFICATION BY COMMITTEE. The payment for a Performance-Based Compensation Award shall not occur until the Committee certifies, in writing, that the pre-established Performance Goals and any other material terms and conditions precedent to such payment have been satisfied. Committee certification is not required for compensation that is attributable solely to the increase in the value of the Company’s Stock.

12.9 MAXIMUM AWARD PAYABLE. The maximum Performance-Based Compensation Award (other than a Performance Cash Award) payable to any one Participant pursuant to the Plan for any Performance Period is 400,000 shares of Stock or the equivalent cash value. The maximum Performance Cash Award payable to any one Participant for any Performance Period is $1,500,000. If the Performance Period is less than or exceeds 12 months, the dollar and share limits expressed in the preceding sentences shall be reduced or increased proportionately, as the case may be. For example, if the Performance Period is 3 years, the limit shall be increased by multiplying it by 3.

12.10 MISCELLANEOUS. The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Compensation Award for such Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

ARTICLE 13
OTHER PROVISIONS APPLICABLE TO ALL AWARDS

13.1 LIMITS ON TRANSFER.

(a) General. Except as provided in Section 7.1(f), Section 8.1(f), Section 13.1(b) or Section 13.2, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to, or in favor of, any party other than the Company or any Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or any Subsidiary and except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the expiration of any period during which any restrictions are applicable or any Performance Period as determined by the Committee.

(b) Transfers to Family Members. The Committee shall have the authority to adopt a policy that is applicable to existing Awards, new Awards, or both, which permits a Participant to transfer Awards during his or her lifetime to any Family Member. In the event an Award is transferred as permitted by such policy, such transferred Award may not be subsequently transferred by the transferee (other than another transfer meeting the conditions set forth in the policy) except by will or the laws of descent and distribution. A transferred Award shall continue to be governed by and subject to the terms and limitations of the Plan and relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if the transfer had not taken place.

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13.2 BENEFICIARIES. Notwithstanding Section 13.1, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death, and, in accordance with Section 7.2(d)(3), upon the Participant’s Disability. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Company.

13.3 STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations, as the Board deems advisable in order to comply with any such laws, regulations, or requirements.

13.4 CLAWBACK. Notwithstanding any provision of the Plan to the contrary, in an Award Agreement, the Committee shall include provisions calling for the recapture or clawback of all or any portion of an Award to the extent necessary to comply with applicable law in effect on the date of the Award Agreement, including, but not limited to, the final rules issued by the Securities and Exchange Commission and the NASDAQ (or any other exchange upon which the Stock is then listed) pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Committee also may include other clawback provisions in the Award Agreement as it determines to be appropriate. By accepting an Award, each Participant agrees to be bound by, and comply with, the terms of any such recapture or clawback provisions and with any Company request or demand for recapture or clawback.

ARTICLE 14
CHANGE OF CONTROL

14.1 BOARD DISCRETION. If a Change of Control occurs, the Board shall have the authority and discretion, but shall not have the obligation, to provide, in the Award Agreement or thereafter, that all or part of outstanding Options, SARs, and other Awards shall become fully exercisable and all or part of the restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(e), the excess Options shall be deemed to be Nonqualified Stock Options. In addition, upon, or in anticipation of, a Change of Control, the Committee may: (i) cause all outstanding Awards to be canceled and terminated as of a specified date and give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole discretion, shall determine, or (ii) cause all outstanding Awards to be canceled and terminated as of a specified date in exchange for a payment or right to payment pursuant to the terms and conditions set forth in the Change of Control transaction documents. With respect to an Award which the Company concludes is subject to (and not excepted from) the requirements of Section 409A, any actions taken by the Board pursuant to this Article 14 shall be done in compliance with Section 409A of the Code.

14.2 PARTICIPANT CONSENT NOT REQUIRED. Nothing in this Article 14 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change of Control and each provision of this Plan shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Article 14 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any action taken by the Board pursuant to this Article 14.

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ARTICLE 15
AMENDMENT, MODIFICATION, AND TERMINATION

15.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that any such action of the Committee shall be subject to the approval of the shareholders to the extent necessary to comply with any applicable law, regulation, or rule of the stock exchange on which the shares of Stock are listed, quoted or traded. Except as provided in Section 4.4, neither the Board nor the Committee may, without the approval of shareholders: (i) increase the number of shares available for grant under the Plan; (ii) permit the Committee to grant Options or SARs with an exercise price or base value that is below Fair Market Value on the Date of Grant; (iii) permit the Committee to extend the exercise period for an Option or SAR beyond 10 years from the Date of Grant; (iv) amend Section 7.1(e) to permit the Committee to reprice previously granted Options; or (v) amend Section 8.1(e) to permit the Committee to reprice previously granted SARs.

15.2 AWARDS PREVIOUSLY GRANTED. Except as provided in the next sentence and subject to Section 14.2, no termination, amendment, or modification of the Plan or any Award Agreement shall adversely affect in any material way the rights of the holder under any Award previously granted pursuant to the Plan without the prior written consent of the holder of the Award. The consent of the holder of an Award is not needed if the change: (i) is required by law or regulation; (ii) does not adversely affect in any material way the rights of the holder; or (iii) is required to cause the benefits under the Plan to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code or to comply with the provisions of Section 409A of the Code. Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code are set forth in Section 16.15.

15.3 PERFORMANCE-BASED COMPENSATION AWARDS. Except as provided in Article 14, the Committee shall not have the authority to amend an Award Agreement to accelerate the vesting or waive the forfeiture restrictions of any Performance-Based Compensation Awards. In addition, the Committee shall not take any other action that would cause a Performance-Based Compensation Award to fail to satisfy the requirements of the performance-based compensation exception to the deduction limitations imposed by Section 162(m) of the Code unless the Committee concludes that the deduction limitations will not become applicable or that the amendment is appropriate despite the deduction limitations imposed by Section 162(m) of the Code.

ARTICLE 16
GENERAL PROVISIONS

16.1 NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any claim to be granted any Award, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

16.2 NO SHAREHOLDERS RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until unrestricted shares of Stock are issued to the Participant or the restrictions on any shares previously issued lapse, except as specifically otherwise provided in the Plan or the Award Agreement.

16.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. With the Committee’s consent as expressed in an Award Agreement or in any policy adopted by the Committee, the Company may permit the Participant to satisfy a tax withholding requirement by: (i) directing the Company to withhold shares of Stock to which the Participant is entitled pursuant to the Award in an amount necessary to satisfy the Company’s applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant; (ii) tendering previously-owned shares of Stock held by the Participant for 6 months or longer to satisfy the Company’s applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant (which holding period may be waived in accordance with Section 7.1(d)); (iii) a broker-assisted “cashless” transaction; or (iv) personal check or other cash equivalent acceptable to the Company.

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16.4 NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

16.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent provided hereunder.

16.6 RELATIONSHIP TO OTHER BENEFITS. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as otherwise provided in such plan.

16.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company.

16.8 TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.9 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Securities Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

16.10 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee shall impose such restrictions on any Award as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of the NASDAQ (or any other exchange upon which the Stock is then listed), quoted or traded and under any blue sky or state securities laws applicable to such Award.

16.11 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the jurisdiction of incorporation of the Company.

16.12 SUCCESSORS. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

16.13 SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any Award Agreements and any notices or agreements made in connection with this Plan shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock.

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16.14 INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board, or who has served as the CEO, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.15 COMPLIANCE WITH SECTION 409A.

(a) General Compliance. Some of the types of Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Unit Awards, Performance Share Awards, Performance Unit Awards, Performance Cash Awards and Stock Unit Awards) may be considered to be “non-qualified deferred compensation” subject to the requirements of Section 409A of the Code. If an Award is subject to the requirements of Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply fully with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto.

(b) Delay for Specified Employees. If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is 6 months after the Participant’s Separation from Service (or the date of the Participant’s death if earlier than the end of the 6 month period). Any amounts that would have been distributed during such 6 month period will be distributed on the day following the expiration of the 6 month period.

(c) Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required by Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with Section 409A of the Code.

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GLOSSARY

(a) “2004 Plan” means the Company’s 2004 Omnibus Stock Option Plan.

(b) “Acquired Plan” has the meaning ascribed to it in Section 4.5.

(c) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, Performance Cash, Stock Grant, or Stock Unit Award granted to a Participant under the Plan.

(d) “Award Agreement” means any written agreement, contract, or other instrument or document, including an electronic agreement or document, evidencing an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Change of Control” means and shall be deemed to have occurred as of the date of the occurrence of any of the following events:

(1) Any person, or more than one person acting as a group (as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the most recent acquisition by such person or persons) ownership of stock of Company possessing 40% or more of the total voting power of the stock of Company, unless such person is, or shall be, a trustee or other fiduciary holding securities under an employee benefit plan of Company or a corporation owned, directly or indirectly, by the stockholders of Company in substantially the same proportion as their ownership of stock of Company;

(2) The sale, transfer or other disposition of all or substantially all of the assets of the Company to a person other than the Company or a Subsidiary; or

(3) During any period of 12 consecutive months, excluding any period prior to the Effective Date, the majority of the members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of such appointment or election.

Notwithstanding the foregoing, except as otherwise provided in an Award Agreement, a Change of Control shall not occur for purposes of this Plan in the case of Awards that are subject to the requirements of Section 409A of the Code unless such Change of Control constitutes a “change in control event” as defined in Section 409A of the Code.

(g) “Chief Executive Officer” or “CEO” means the President and Chief Executive Officer of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended. All references to the Code shall be interpreted to include a reference to any applicable rules, regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(i) “Committee” means the committee of the Board designated to administer the Plan pursuant to Section 3.1.

(j) “Company” means Accelerate Diagnostics, Inc. (f/k/a Accelr8 Technology Corporation), a Delaware corporation and any successor corporation.

(k) “Covered Employee” means an employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(l) “Date of Grant” means, as determined by the Committee (or CEO with respect to an Award granted pursuant to Section 3.5), the latest to occur of: (i) the date as of which the Committee (or CEO) approves an Award, (ii) the date on which an Award to a prospective employee, officer, or member of the Board first becomes effective, or (iii) such other date as may be specified in the Award Agreement.

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(m) “Disability” means “disability” as that term is defined in Section 22(e)(3) of the Code unless a different definition is provided in the Award Agreement.

(n) “Effective Date” has the meaning ascribed to it in Section 1.1.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended. All references to the Exchange Act shall be interpreted to include a reference to any applicable rules, regulations, rulings or other official guidance promulgated pursuant to such section of the Exchange Act.

(p) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(q) “Fair Market Value” means, as of any given date, the closing price for the Stock as reported on the NASDAQ (or any other exchange upon which the Stock is then listed) on that date or the closing price for the Stock on the immediately preceding date or, if no such prices are reported on either such date, the closing price on the last day on which such prices were reported.

(r) “Family Member” means a Participant’s spouse and any parent, stepparent, grandparent, child, stepchild, or grandchild, including adoptive relationships or a trust or any other entity in which these persons (or the Participant) have more than 50% of the beneficial interest.

(s) “Incentive Stock Option” means an Option granted pursuant to and in compliance with Section 7.2.

(t) “Nonqualified Stock Option” means an Option granted pursuant to Section 7.1 that is not intended to be an Incentive Stock Option.

(u) “Option” means a right granted to a Participant pursuant to Article 7. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

(v) “Participant” means a person who has been granted an Award.

(w) “Performance-Based Compensation Award” means an Award intended to satisfy the requirements of the performance-based compensation exception to the limitations imposed by Section 162(m) of the Code on the tax deductibility of compensation payable to Covered Employees.

(x) “Performance Cash” means a right granted to a Participant pursuant to Section 11.3.

(y) “Performance Criteria” means the criteria, or any combination of the criteria, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals for Performance-Based Compensation Awards are limited to the following: EBITDA; EBIT; costs; operating income; net income; cash flow; operating cash flow; net cash flow; retained earnings; budget achievement; return on equity; return on assets; return on capital employed; return on invested capital; expense spending; O&M expense; gross margin; net margin; market capitalization; customer satisfaction; revenues; financial return ratios; market share; shareholder return and/or value (including but not limited to total shareholder return); operating profits (including earnings before or after income taxes, depreciation and amortization); net profits; earnings per share; earnings per share growth; profit returns and margins; stock price; working capital; production cost; project milestones; economic value added; equipment performance; operating efficiency; debt; dividends; corporate governance; and health and safety (including environmental health and safety). The Performance Criteria that will be used to establish performance goals with respect to any Award other than a Performance-Based Compensation Award that is subject to Article 12 will include the above-listed Performance Criteria and such other criteria as may be set forth in the applicable Award Agreement. Any of the Performance Criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, indices, or any other basket of companies. Financial Performance Criteria may, but need not, be calculated in accordance with generally accepted accounting principles (“GAAP”) or any successor method to GAAP, including International Financial Reporting Standards. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

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(z) “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, plant, or an individual. The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(aa) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

(bb) “Performance Share” means a right granted to a Participant pursuant to Section 11.1.

(cc) “Performance Unit” means a right granted to a Participant pursuant to Section 11.2.

(dd) “Plan” means this Accelerate Diagnostics, Inc. 2012 Omnibus Equity Incentive Plan, as it may be amended from time to time.

(ee) “Prior Plans” means the 2004 Plan, the Company’s 1996 Nonqualified Stock Option Plan, and any other similar plan adopted by the Company at any time in the past, which has not yet lapsed or expired.

(ff) “Restricted Stock” means Stock granted to a Participant pursuant to Section 9.1.

(gg) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9.2.

(hh) “Separation from Service” is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the Code. In that limited context, the term “Separation from Service” means either: (i) the termination of a Participant’s employment with the Company and all Subsidiaries due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Subsidiaries to an amount that is less than 50% of the average level of bona fide services the Participant provided to the Company and all Subsidiaries in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).

Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, medical or sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant’s right to reemployment with the Company or a Subsidiary is provided either by statute or contract). If the Participant’s period of leave exceeds six months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period. Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with Section 409A of the Code.

In the case of a non-employee member of the Board, Separation from Service means that such member has ceased to be a member of the Board. Whether an independent contractor consultant has incurred a Separation from Service will be determined in accordance with Treasury Regulation Section 1.409A-1(h).

(ii) “Specified Employee” means an employee who, as of the date of his or her Separation from Service, is (i) an officer of the Company or any Subsidiary having an annual compensation greater than $165,000, (ii) a 5% owner of the Company or any Subsidiary, or (iii) a 1% owner of the Company or any Subsidiary having an annual compensation from the Company and all of Subsidiary of more than $165,000. The dollar limitations set forth above shall be adjusted to reflect cost of living increases in accordance with Section 416(i)(1)(A) of the Code. An employee will be treated as a Specified Employee for a particular calendar year if the employee meets any of the above requirements (applied in accordance with Section 416 of the Code and disregarding Section 416(i)(5)) at any time during the 12-month period ending on December 31 of the prior calendar year.

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(jj) “Stock” means the common stock of the Company or any security that may be substituted for Stock or into which Stock may be changed pursuant to Article 4.

(kk) “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article 8.

(ll) “Stock Grant Award” means the grant of Stock to a Participant pursuant to Section 10.1.

(mm) “Stock Unit” means a right granted to a Participant pursuant to Section 10.2.

(nn) “Subsidiary” means any subsidiary or parent of the Company that is: (i) a member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; or (ii) a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group. In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50%” shall be used instead of “at least 80%” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50%” shall be used instead of “at least 80%” each place it appears in Treasury Regulation Section 1.414(c)-2.

(oo) “Termination of Employment” or “Termination of Service” means the cessation of performance of services for the Company. For this purpose, the transfer of a Participant among the Company and any Subsidiary, or transfer from a position as a member of the Board to Employee, shall not be considered a Termination of Service or a Termination of Employment with the Company. In the context of an Award that is subject to the requirements of Section 409A of the Code, the terms “Termination of Service” and “Termination of Employment” mean a Separation from Service.

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SECOND AMENDMENT TO THE
ACCELERATE DIAGNOSTICS, INC.

2012 OMNIBUS EQUITY INCENTIVE PLAN

Effective as of October 31, 2012, Accelerate Diagnostics, Inc. (the “Company”) established the Accelerate Diagnostics, Inc. 2012 Omnibus Equity Incentive Plan (the “Plan”). The Plan was subsequently amended by the First Amendment effective March 21, 2013. By adoption of this instrument, the Company now desires to amend the Plan to increase the number of shares of stock reserved and available for grant pursuant to the Plan by 4,000,000.

1. This Amendment shall be effective as of February 26, 2014, but is subject to the approval of the Company’s shareholders at the Company’s 2014 Annual Meeting and shall be void in the absence of such approval.

2. Section 4.1 of the Plan (Number of Shares) is hereby amended and restated in its entirety to read as follows:

4.1 NUMBER OF SHARES. Subject to the possible increases provided by Section 4.2(a) and adjustment as provided in Section 4.4, the total number of shares of Stock reserved and available for grant pursuant to the Plan shall be 5,677,500 shares. As provided in Section 1.1, no Awards will be made pursuant to the 2004 Plan or any other Prior Plan on or after the Effective Date.

3. This Amendment shall only amend the provisions of the Plan referred to above, and those provisions not amended hereby shall be considered in full force and effect. Notwithstanding the foregoing, this Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed as of this 26th day of February, 2014.

ACCELERATE DIAGNOSTICS, INC.

By:	/s/ Steve Reichling
Steve Reichling, Chief Financial Officer

A-20

ACCELERATE DIAGNOSTICS, Inc
c/o Broadridge
PO Box 1342
Brentwood, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # → 000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Lawrence Mehren 02 Mark Miller 03 John Patience 04 Jack Schuler 05 Matthew Strobeck, Ph.D.
06 Frank J.M. ten Brink

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

0000206969_1 R1.0.0.51160

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

ACCELERATE DIAGNOSTICS
Annual Meeting of Shareholders
May 29, 2014 8:00 AM (Local Time)
This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on May 29, 2014 and the Proxy Statement and appoint(s) Lawrence Mehren as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ACCELERATE DIAGNOSTICS, INC., a Delaware corporation (the "Company"), that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 29, 2014, at 8:00 AM, local time, at the Herbert K. Abrams Public Health Center, 1st Floor Conference Room, 3950 South Country Club Road, Tucson, Arizona 85714, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000206969_2 R1.0.0.51160